AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 12, 2000, among PROMEDCO MANAGEMENT COMPANY, a Delaware corporation (the
"Borrower"), the lenders from time to time party to this Agreement (the "Lenders"), BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), a national banking association, as administrative agent for the Lenders hereunder, and BANC OF AMERICA SECURITIES LLC (formerly known as NationsBanc Montgomery Securities LLC), as arranger (the "Arranger").

                          Preliminary Statements

                  A. The Agent, the Arranger, the Lenders and the Borrower entered into that certain Credit Agreement dated as of December 17, 1998, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1998, as amended and restated by that certain Amended and Restated Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of June 29, 1999, as further amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 9, 1999, as further amended by that certain Consent and Second Amendment to Amended and Restated Credit Agreement dated as of November 12, 1999, as further amended by that certain Consent and Third Amendment to Credit Agreement dated as of January 13, 2000, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 25, 2000 (collectively, the "Existing Credit Agreement").

                  B. The parties hereto desire to amend and restate the Existing Credit Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                          SECTION 1.  DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:


                  "Acquired Asset" means the Capital Stock, assets, control of a Physician Group, or management rights with respect to a Physician Group acquired or to be acquired by the Borrower or any Subsidiary pursuant to a Permitted Physician Transaction or a Permitted Ancillary Acquisition.

                  "Acquired EBITDA" means, with respect to any Acquired Assets (exclusive of Single Physician Transactions) for any time period prior to the acquisition of such assets by the Borrower or any Subsidiary,
         (a) in the case of a Permitted Physician Transaction, the Pro Forma ProMedCo Distribution for such period attributable to such assets plus depreciation for such period attributable to such assets, and (b) in the case of a Permitted Ancillary Acquisition, the portion of consolidated net income of the Prior Owner thereof for such period attributable to the Capital Stock or assets acquired by the Borrower or such Subsidiary pursuant to such Permitted Ancillary Acquisition, plus, to the extent deducted in computing such portion of consolidated net income for such period, the sum of (i) income tax expense, (ii) interest expense and (iii) depreciation and amortization expense, all as determined with respect to such Capital Stock or assets while under the ownership of the Prior Owner in accordance with GAAP.

                  "Acquisition" means as to any Person, the acquisition (in a single transaction or a series of related transactions) by such Person of (a) at least 20% of the outstanding Capital Stock of any other Person, (b) all or substantially all of the assets of any other Person or (c) assets constituting one or more business units or divisions of any other Person. The term "Acquisition" shall not include a Physician Transaction.

                  "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

                  "Affected Eurodollar Loans" has the meaning specified in subsection 3.7(g).

                  "Affiliate" means as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") of a Person means the power, directly or indirectly, either to (a) vote 5% or more of the Capital Stock having ordinary voting power for the election of directors or other managers of such Person or (b) direct or cause the direction of the management or policies of such Person, whether through ownership, by contract or otherwise.

                  "Affiliated Provider" means any Person that employs physicians for the purpose of rendering medical care and that has entered into a Service Agreement with the Borrower or any of its Subsidiaries, and any individual physician or other licensed health care provider, including, but not limited to, a physician's assistant or nurse practitioner, who is employed by such Person.

                  "Agent" means Bank of America, N.A., a national banking association, in its capacity as the administrative agent for the Lenders under this Agreement and the other Loan Documents, and its successors and permitted assigns in such capacity.

                  "Aggregate Exposure" means, with respect to any Lender at any time, an amount equal to (a) until the funding of the Tranche B Term Loan, the aggregate amount of such Lender's Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender's Term Loans, and (ii) the amount of such Lender's Revolving Credit Commitment then in effect or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Aggregate Outstanding Revolving Credit.

                  "Aggregate Outstanding Revolving Credit" means as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Revolving Credit Lender then outstanding and (b) such Revolving Credit Lender's Revolving Credit Percentage of the LC Obligations then outstanding.

                  "Agreement"   means  this   Credit   Agreement,   as  amended,
         supplemented, modified or restated from time to time.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on Schedule 1.1(c) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means the applicable percentage determined pursuant to the Pricing Grid.

                  "Application" means an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

                  "Asset Sale" means any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clauses (a), (c), (d) and (e) of Section 7.6).

                  "Assignment and Acceptance" means an Assignment and Acceptance substantially in the form of Exhibit P.

                  "Available Cash" means, at any time, the aggregate amount of cash and Cash Equivalents of the Borrower and its Subsidiaries that is not subject to any Lien except Liens created pursuant to the Security Documents. Available Cash shall not include Restricted Cash.

                  "Available Revolving Credit Commitment" means, as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Revolving Credit Lender's Revolving Credit Commitment at such time, over (b) such Revolving Credit Lender's Aggregate Outstanding Revolving Credit.

                  "Bank of America" means Bank of America, N.A., a national banking association.

                  "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate.

                  "Base Rate Loans" means Loans that bear interest at rates based upon the Base Rate.

                  "Borrowing Date" means any Business Day specified in (a) a notice pursuant to Section 2.2 as a date on which the Borrower requests the Revolving Credit Lenders to make Revolving Credit Loans hereunder, and (b) a notice pursuant to Section 2.13 as a date on which the Borrower requests the Tranche B Term Lenders to make the Tranche B Term Loans hereunder.

                  "Business" has the meaning specified in subsection 5.17(b).

                  "Business Day" means (a) a Domestic Business Day and (b) with respect to any Eurodollar Loans, a Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Calculation Date" means each date on or after June 30, 2000, that is the fifth Business Day following the date that (a) financial statements are required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as applicable, for the most recently completed fiscal period of the Borrower and (b) the related Compliance Certificate is required to be delivered pursuant to subsection 6.2(b).

                  "Capital Expenditures" means, as to any Person for any period, the aggregate amount paid or accrued by such Person and its Subsidiaries for rental, lease, purchase (including by way of the acquisition of securities of a Person), construction or use of any property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period.

                  "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interest (including, without limitation, general, limited and preference units) in any Person that is a partnership, and each class of member interest in any Person that is a limited liability company and any and all warrants or options to purchase any of the foregoing.

                  "Cash Collateral Account" means a cash collateral account established by the Borrower with the Agent.

                  "Cash Equivalents" means with respect to the Borrower and each of its Subsidiaries (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "Certificates of Designation" means the Certificate of Designation of Series A Convertible Preferred Stock and the Certificate of Designation of Series B Convertible Preferred Stock of the Borrower in the form of Exhibits R-1 and R-2, respectively, which are to be filed with the Secretary of State of Delaware in connection with the Second Closing.

                  "CHAMPUS" means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation and established pursuant to 10 USC ss.ss. 1071-1106, and all regulations promulgated thereunder including without limitation (a) all federal statutes (whether set forth in 10 USC ss.ss. 1071-1106 or elsewhere) affecting CHAMPUS and (b) all rules, regulations (including 32 CFR
         199), manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, the Department of Health and Human Services, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

                  "CHAMPVA" means the Civilian Health and Medical Program of the Department of Veteran Affairs, a program of medical benefits covering retirees and dependents of a former member of the armed services, established pursuant to 38 U.S.C. ss.ss. 7301-1713 and administered by the Secretary of Veteran Affairs, and all regulations promulgated thereunder including without limitation (a) all federal statutes (whether set forth in 10 USC ss.ss. 1071-1713 or elsewhere) affecting CHAMPVA, (b) to the extent applicable to CHAMPVA, the CHAMPUS regulations and (c) all rules, regulations (including 38 CFR ss.ss. 17.54), manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, the Department of Health and Human Services, the Department of Defense, the Department of Transportation, the Department of Veteran Affairs, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

                  "Class", when used in reference to any Loan or borrowing, refers to whether such Loan, or other Loans comprising such borrowing, are Revolving Credit Loans, Tranche A Term Loans, or Tranche B Term Loans.

                  "Closing Date" means June 12, 2000.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Commercial Letter of Credit" has the meaning specified in subsection 2.4(b).

                  "Commitment  Fee"  has the  meaning  specified  in  subsection
         3.2(a).

                  "Commitments" means the Revolving Credit Commitments, the Tranche A Term Commitments, and the Tranche B Term Commitments.

                  "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
         Section 414 of the Code.

                  "Compliance Certificate" means a compliance certificate in the form of Exhibit M.

                  "Consolidated  EBITDA" shall mean, for any period,  the sum of
         (a) Consolidated Net Income for such period, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state and local income taxes and (iii) depreciation and amortization expense, all as determined in accordance with GAAP and
         Section 1.4.  Notwithstanding the foregoing (and without  duplication),
         (x) if an Acquired Asset has not been an Acquired Asset of the Borrower and its Subsidiaries for an entire fiscal quarter of the Borrower, Consolidated EBITDA shall include the Acquired EBITDA attributable to such Acquired Asset for the entire four quarter period for which Consolidated EBITDA is being measured, (y) if an Acquired Asset has been an Acquired Asset for one or more but less than four full fiscal quarters of the Borrower, Consolidated EBITDA for such Acquired Asset shall be calculated by annualizing the actual Consolidated EBITDA attributable to such Acquired Asset for such period of completed fiscal quarters over a period of four fiscal quarters, and (z) in the case of a physician that has joined an Affiliated Provider pursuant to a Single Physician Transaction and has been employed by the Affiliated Provider for three or fewer, but more than one, fiscal quarters of the Borrower, Consolidated EBITDA for the relevant four quarter period shall include the product of (aa) the actual revenue (gross revenue net of all discounts, allowances and bad debt write-offs and reserves) generated by such a physician during such fiscal period, (bb) the Clinic EBITDA Margin (hereinafter defined) for such fiscal period of the Affiliated Provider at which the physician provides services, and (cc) three (3), if such physician has generated fees for one full fiscal quarter, one
         (1), if such physician has generated fees for two full fiscal quarters, and by one-third (1/3), if such physician has generated fees for three full fiscal quarters. For purposes of this definition, the term "Clinic EBITDA Margin" means, for any period, the percentage equal to (a) the consolidated net income of the relevant Affiliated Provider or clinic that employs such physician, plus to the extent deducted in computing consolidated net income for such period, the sum of (i) total federal, state and local income taxes, (ii) interest expense, and (iii) depreciation and amortization expense, divided by (b) the actual revenue (gross revenue net of all discounts, allowances and bad debt write-offs and reserves) for such Affiliated Provider.

                  "Consolidated Fixed Charges" means for any period for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Interest Expense for such period (less interest income of the Borrower and its Subsidiaries received in cash during such period), plus (b) all scheduled payments of principal of Indebtedness of the Borrower and its Subsidiaries during such period (including any redemption or purchase of such Indebtedness and any scheduled payments or fundings of Program Loans and split dollar life insurance policy premiums) and discount or premium relating to any such Indebtedness (but excluding the Revolving Credit Loans), plus (c) all dividends paid by the Borrower in cash or property during such period, plus (d) an amount equal to 20% of the Aggregate Outstanding Revolving Credit on the last day of such period in each case determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means, for any period, the amount of interest expense, both expensed and capitalized, in respect of Indebtedness of the Borrower or any of its Consolidated Subsidiaries outstanding during such period (including imputed interest on Capital Lease Obligations) determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income" means, for any period, the net income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period; provided that there shall be excluded from such calculation of net income (or loss) (a) the income (if positive) of any Person in which any other Person (other than the Borrower or any of its Subsidiaries) has any interest, unless the Borrower has the legal right to cause (through control or otherwise) dividends or other distributions to be paid to the Borrower or any of its Subsidiaries by such Person during such period in an amount equal to (i) the amount of such income, multiplied by (ii) the percentage ownership interest of the Borrower and its Subsidiaries in such Person, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its
         Subsidiaries or the date such Person's assets are acquired by the Borrower or any of its Subsidiaries and (c) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not at the time permitted by any Requirement of Law or Contractual Obligation applicable to such Subsidiary.

                  "Consolidated Net Worth" means, as of the date of any determination thereof, the amount of the shareholders' equity of the Borrower and its Consolidated Subsidiaries as would be shown on the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Senior Indebtedness" means all Indebtedness of the Borrower and its Subsidiaries, except (a) Subordinated Indebtedness, (b) any commitment or obligation of the Borrower or any Subsidiary to fund or advance premiums for split-dollar life insurance policies permitted by subsection 7.8(i) and (c) Indebtedness of the type referred to in clause (m) of the definition of "Indebtedness" in this Section 1.1.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other Person the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                  "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to subsection 3.5(b) of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Continuing Directors" has the meaning specified in subsection 8(k).

                  "Contract Rate" has the meaning specified in subsection 10.16(c).

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound, including, without limitation, any provision in any Medicare or Medicaid provider agreement to which such Person is a party.

                  "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to subsection 3.5(a) or Section 3.12 of one Type of Loan into another Type of Loan.

                  "Debt Issuance" means the issuance by the Borrower or any Subsidiary of indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments in the private placement, public debt, loan or syndicated loan markets, including, without limitation, Subordinated Debt and debt convertible into equity or Capital Stock.

                  "Default" means any Event of Default, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Deferred Purchase Price" means the deferred purchase price owed by the Borrower (and not a Subsidiary) to a Physician Group that arises in connection with (a) a Permitted Physician Transaction, or (b) any other Physician Transaction or other acquisition that is approved in writing in advance by the Required Lenders, where (i) the obligation to pay the deferred purchase price arises pursuant to an instrument or agreement other than a promissory note and (ii) the deferred purchase price is to be amortized on a straight line basis over a period of at least four years, whether such amortization consists of quarterly, annual, or semi-annual payments. Deferred Purchase Price does not include the portion of the purchase price for a Permitted Physician Transaction or other acquisition that is retained by the Borrower (exclusive of amounts in escrow) as a holdback pending verification of financial information relevant to calculating the acquisition price.

                  "Deposit Account" has the meaning specified in the Guarantee and Collateral Agreement.

                  "Deposit Agreement" means a Deposit Agreement, substantially in the form of Exhibit J, with such changes or additions to such form as shall be approved by the Agent, among a Depository Bank, a Loan Party and the relevant Affiliated Provider, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

                  "Depository Bank" means each bank which shall enter into a Deposit Agreement as a "Depository Bank" thereunder and as defined therein, which shall be (a) a Lender or (b) a Qualified Bank. Each Depository Bank and Deposit Account as of the Closing Date is listed on
         Schedule 1.1(a).

                  "Disposition" means with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.

                  "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina, are required or authorized by law to close.

                  "Eligible Assignee" means (a) a Lender, (b) an Affiliate of a Lender and (c) any other Person approved by the Agent and, unless an Event of Default or a Default has occurred and is continuing at the time any assignment is effected in accordance with Section 10.6, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Environmental Laws" means any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, bases of liability, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning the regulation or protection of health, safety or the environment, as now or may at any time hereafter be in effect.

                  "Equity Issuance" means any issuance by the Borrower or any Subsidiary of Capital Stock to any Person or the receipt by the Borrower or any Subsidiary of a capital contribution from any other Person. The term "Equity Issuance" shall include the issuance by the Borrower or any Subsidiary of Capital Stock pursuant to the exercise of options or warrants and the conversion of any Indebtedness to equity.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Eurodollar Loans" means Loans that bear interest at rates based upon the Adjusted Eurodollar Rate.

                  "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Eurodollar Tranche" means the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "Event  of  Default"  means  any of the  events  specified  in
         Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Existing Credit Agreement" has the meaning specified in Recital A of this Agreement.

                  "Existing  Tranche B Term Lender" has the meaning specified in
         Section 2.14.

                  "Existing Letters of Credit" means Letter of Credit No. T00000000001219 issued on August 2, 1999, in the face amount of $500,000 to Humana Health Plan.

                  "Existing Subordinated Indebtedness" means all Indebtedness of the Borrower and its Subsidiaries that, as of the Closing Date, is subordinated to the prior payment in full of the Obligations.

                  "Extension of Credit" means, as to any Lender, the making of, or the issuance of, or participation in, a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

                  "Extraordinary Receipt" means any cash received by or paid to or for the account of the Borrower or any Subsidiary not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, payments from Service Agreement and split dollar agreement terminations, repayments of split dollar insurance premiums, indemnity payments and any purchase price adjustment received in connection with any purchase agreement; provided, however, that an Extraordinary Receipt shall not include (A) proceeds of any Debt Issuance, Equity Issuance, Asset Sale, or Recovery Event, (B) purchase price adjustments in connection with Permitted Physician Transactions and Permitted Ancillary Acquisitions, or (C) cash receipts that are received by the Borrower or any Subsidiary in respect of any third party claim against the Borrower or any Subsidiary and applied to pay (or to reimburse the Borrower or any Subsidiary for its prior payment of) such claim and the costs and expenses of the Borrower or any Subsidiary with respect thereto.

                  "Facility" means each of (a) the Revolving Credit Commitments and the Revolving Credit Loans made thereunder (the "Revolving Credit Facility"), (b) the Tranche A Term Commitments and the Tranche A Term Loans (the "Tranche A Term Facility"), and (c) the Tranche B Term
         Commitments  and  the  Tranche  B  Term  Loans  (the  "Tranche  B  Term
         Facility").

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

                  "Fixed Charge Coverage Ratio" means, for any day, the ratio of
         (a) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ending on, or most recently preceding, such day, to (b) Consolidated Fixed Charges for such period.

                  "GAAP" means generally accepted accounting principles in the United States of America applied on a consistent basis, subject to the terms of Section 1.3.

                  "Goldman Transaction" means the Second Closing and all related transactions pursuant to the Transaction Documents, including the Initial Investors' purchase of (a) 425,000 shares of Class A Preferred Stock of the Borrower in exchange for all Subordinated Notes held by the Initial Investors, 1,250,000 shares of common stock of the Borrower and $26,500,000 in cash and (b) 125,000 shares of Series B Preferred Stock of the Borrower in exchange for $12,500,000 in cash pursuant to the exercise of the Initial Investors' rights under the Warrant Agreement.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Governmental Programs" means Medicare, Medicaid, CHAMPUS, CHAMPVA and all other governmental health care benefit programs.

                  "Guarantee" means (a) the Guarantee and Collateral Agreement or (b) any other guarantee delivered to the Agent guaranteeing the Obligations.

                  "Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement to be executed and delivered by Borrower and its Subsidiaries in substantially the form of Exhibit D, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Guarantee   Obligation"   means   as  to  any   Person   (the
         "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent,
         (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital, equity capital, earnings or other financial performance of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Guarantor"   means  any  Person  (other  than  the  Borrower)
         delivering a Guarantee pursuant to this Agreement.

                  "HCFA" means the Health Care Financing Administration, an agency of the United States Department of Health and Human Services, or any successor.

                  "Health Care Permit" means any license, certification, registration, permit, approval, accreditation or authorization, including but not limited to, any state medical license, Drug Enforcement Agency registration, state controlled substance certificate, Clinical Laboratory Improvements of 1988 identification number, pharmacy permit or business license that is required pursuant to any Requirement of Law to provide medical care or other professional health care services or to own, operate or manage an Affiliated Provider practice.

                  "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, and other similar agreements.

                  "Highest Lawful Rate" means at the particular time in question the maximum non-usurious rate of interest which, under applicable law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under applicable law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. To the extent, if any, that Chapter 303 ("Chapter 303") of the Texas Finance Code, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "weekly ceiling" (as defined in Chapter 303).

                  "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person for the deferred purchase price of property or services (excluding trade accounts payable not more than ninety days past due incurred in the ordinary course of business, but including commitments or obligations to advance or fund premiums on split-dollar life insurance policies), (e) all obligations of such Person secured by any Lien on any property or asset owned by such Person, whether or not the obligations of such Person secured thereby shall have been assumed, (f) all Capital Lease Obligations of such Person, (g) all obligations of such Person in respect of letters of credit, bankers' acceptances and similar instruments, (h) all obligations of such Person under Hedge Agreements, (i) any "withdrawal liability" of such Person as such term is defined under Part I of Subtitle E of Title IV of ERISA, (j) the principal portion of all obligations of such Person under any Synthetic Lease, (k) all Guarantee Obligations of such Person, (l) all Redeemable Securities of such Person, (m) at any date of determination, all obligations or commitments of such Person to make or fund advances or payments with respect to Program Loans during the twelve month period following such date (and with respect to any specific period, all Program Loans scheduled to be made during such period) and (n) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or joint venturer.

                  "Indemnified Party" has the meaning specified in subsection 10.5(c).

                  "Initial Closing Date" means December 17, 1998.

                  "Initial Investors" means GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman Sachs & Co., Verwaltungs GMBH, and Stone Street Fund 2000, LLC.

                  "Insolvency" means, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent" means pertaining to a condition of Insolvency.

                  "Intellectual Property" has the meaning specified in Section 5.9.

                  "Interest Payment Date" means (a) as to any Base Rate Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

                  "Interest Period" means with respect to any Eurodollar Loan:

                  (i) initially, the period commencing on the Borrowing Date or Conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion, as the case may be, given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period pertaining to any Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (unless in the case of a Eurodollar Loan, the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business
         Day);

                  (2) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date, the Tranche A Maturity Date or the Tranche B Maturity Date shall end on the Revolving Credit Termination Date, the Tranche A Maturity Date, or the Tranche B Maturity Date, as the case may be;

                  (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                  (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

                  "Investment" has the meaning specified in Section 7.8.

                  "Issuing Lender" means Bank of America, in its capacity as issuer of any Letter of Credit.

                  "Joinder Agreement" means a Joinder Agreement in substantially the form of Exhibit Q.

                  "LC Commitment" means $10,000,000.

                  "LC Fee Payment Date" means the last day of each March, June, September and December.

                  "LC Obligations" means at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 2.7(a).

                  "LC Participants" means the collective reference to all of the Revolving Credit Lenders other than the Issuing Lender.

                  "Lending Party" has the meaning specified in Section 10.15.

                  "Letters of Credit" has the meaning set forth in subsection 2.4(a), and shall include the Existing Letter of Credit.

                  "Leverage Ratio" shall mean, as of any day, the ratio of (a) Total Debt (less Restricted Cash) as of such day to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ending on, or most recently preceding, such day.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, levy, execution, seizure, attachment, garnishment, security interest or other encumbrance or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing and any Synthetic Lease).

                  "Loan" means any Revolving Credit Loan, Tranche A Term Loan, or Tranche B Term Loan.

                  "Loan Documents" means this Agreement, the Notes, and the Security Documents, in each case as amended, restated, modified or supplemented from time to time.

                  "Loan Parties" means the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document.

                  "Lockbox Account" has the meaning specified in the Guarantee and Collateral Agreement.

                  "Lockbox Agreement" means a Lockbox Agreement, substantially in the form of Exhibit I, with such changes or additions to such form as shall be approved by the Agent, among a Loan Party, a Lockbox Bank and the Agent, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

                  "Lockbox Bank" means each bank which shall enter into a Lockbox Agreement as the "Lockbox Bank" thereunder and as defined therein, which shall be (a) a Lender or (b) a Qualified Bank. Each Lockbox Bank and Lockbox Account as of the Closing Date is listed on
         Schedule 1.1(b).

                  "Material Adverse Effect" means any act, circumstance or event that (a) could be material and adverse to the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) in any manner whatsoever could materially and adversely affect (i) the validity or enforceability of this Agreement or any of the other Loan Documents,
         (ii) the rights, remedies, powers or privileges of the Agent or the Lenders under this Agreement or under any of the other Loan Documents or (iii) the Collateral, or (c) changes, or could reasonably be expected to change, the characterization and treatment of assignments of Receivables from the Affiliated Providers to the Borrower and its Subsidiaries pursuant to the Service Agreements as something other than true sales.

                  "Material Contract" means, as to the Borrower and its Subsidiaries, (a) any Service Agreement, and (b) any supply, purchase, employment, tax, tax sharing, indemnity, shareholder, debt or other agreement that, under applicable Requirements of Law (including, without limitation, the rules, regulations and interpretations of the Securities and Exchange Commission), is required to be disclosed to the public.

                  "Material Environmental Amount" means an amount payable by the Borrower and/or its Subsidiaries in excess of $100,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

                  "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil) or petroleum products or any hazardous or toxic substances, materials or wastes, defined, listed, classified or regulated as such in or under any Environmental Law, including, without limitation, asbestos, petroleum or petroleum products polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Medicaid" means the medical assistance program established by Title XIX of the Social Security Act (42 USC ss.ss. 1396 et seq.) and any statutes succeeding thereto, and all regulations promulgated thereunder, including without limitation (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid, (b) all state statutes and plans for medical assistance enacted in connection with such statutes and federal rules and regulations promulgated pursuant to or in connection with such statutes and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, the Department of Health and Human Resources, HCFA, the office of the Inspector General for the Department of Health and Human Services, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as amended, supplemented or otherwise modified from time to time.

                  "Medicare" means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC ss.ss. 1395 et seq.) and any statutes succeeding thereto, and all regulations promulgated thereunder, including without limitation (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, the Department of Health and Human Services, HCFA, the office of the Inspector General for the Department of Health and Human Services, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as amended, supplemented or otherwise modified from time to time.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgaged  Properties"  means  the real  property  listed  on
         Schedule 5.27(b) and such other properties as to which the Agent for the benefit of the Lenders shall be granted a Lien pursuant to a Mortgage.

                  "Mortgages" means the collective reference to the mortgages, deeds of trust and other similar documents executed and delivered from time to time by the Borrower and its Subsidiaries in favor of, or for the benefit, of the Agent, as security for the Obligations or any part thereof, (with such changes thereto as may be required by the Agent), as the same may be amended, restated, supplemented, or otherwise modified from time to time.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" means with respect to any Asset Sale, Equity Issuance, Debt Issuance, Recovery Event, or Extraordinary Receipt, the gross amount of cash proceeds paid to or received by the Borrower or any Subsidiary in respect of such Asset Sale, Equity Issuance, Debt Issuance, Recovery Event, or Extraordinary Receipt, as the case may be (including cash proceeds subsequently received at any time in respect of such Asset Sale, Equity Issuance, Debt Issuance, Recovery Event or Extraordinary Receipt, from non-cash consideration initially received or otherwise), net of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other customary fees and expenses directly incurred by the Borrower or any Subsidiary in connection therewith (other than those payable to the Borrower or any Subsidiary or any Affiliate of any such Person).

                  "New  Tranche B Term  Lender"  has the  meaning  specified  in
         Section 2.14.

                  "Notes" means the Revolving Credit Notes, the Tranche A Term Notes, and the Tranche B Term Notes.

                  "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

                  "Notice   of   Conversion/Continuation"   means  a  notice  in
         substantially the form of Exhibit B.

                  "Obligations" means all present and future indebtedness, obligations and liabilities of every type and description of the
         Borrower or any other Loan Party at any time arising under or in connection with this Agreement or any other Loan Document, whether fixed or contingent, due or to become due to the Agent, any Lender, any Person required to be indemnified under any Loan Document or any other Person and shall include (a) all liability for principal of and interest (including post-petition interest) on the Loans, the Notes and Reimbursement Obligations and (b) all liability under the Loan Documents for any additional interest, fees, taxes, compensation, costs, losses, expense reimbursements and indemnification.

                  "Offering   Memorandum"   means  the   Confidential   Offering
         Memorandum dated February 2000, used by the Agent in connection with the syndication of the Commitments.

                  "Other Taxes" has the meaning specified in subsection 3.14(b).

                  "Participant" has the meaning specified in subsection 10.6(e).

                  "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation
         established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted  Ancillary   Acquisition"  means  any  Acquisition,
         provided that (a) such Acquisition will not cause the Borrower or any Subsidiary to violate Section 7.16, (b) such Acquisition is approved by the board of directors (or other comparable governing body) of the Person whose assets or Capital Stock are being acquired pursuant to such Acquisition, (c) no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition or the incurrence of Indebtedness in connection with such Acquisition, (d) as of the closing date of such Acquisition (before and after giving effect to such Acquisition), the representations and warranties of each Loan Party in each Loan Document shall be true and correct on such date with the same force and effect as if made on such date, (e) in the case of an acquisition of Capital Stock, there shall be no restriction on the ability of the relevant Loan Party to grant the Agent a perfected, first priority security interest in such Capital Stock or on the ability of the Agent to convey, assign, sell, or transfer such Capital Stock pursuant to the Security Documents, (f) the aggregate Transaction Amount for Acquisitions shall not exceed the Permitted Transaction Amount, and (g) at the closing of such Acquisition (and after giving effect thereto and all Extensions of Credit to finance such Acquisition), the Borrower shall have at least $15,000,000 of borrowing availability under the Revolving Credit Commitments (or, if the Revolving Credit Commitments have terminated, at least $15,000,000 of Available Cash). Any Acquisition that does not satisfy all of the requirements of this definition shall not constitute a Permitted Ancillary Acquisition.

                  "Permitted Physician Transaction" means a Physician Transaction that satisfies each of the following terms and conditions:
         (a) the Physician Transaction relates to a line of business permitted by Section 7.16, (b) a Physician Transaction structured as an asset acquisition (except for Physician Transactions of the type referred to in clause (e) of the definition of "Physician Transaction") shall be for the entire business, division, facility, operation or product line of the Physician Group or other Person, excluding medical assets not acquired by the Borrower or a Subsidiary, (c) a Physician Transaction structured as an acquisition of Capital Stock (except for Physician Transactions of the type referred to in clause (e) of the definition of "Physician Transaction") shall be effected through the purchase of 100% of the Capital Stock of the Physician Group or other Person by the Borrower or through a merger between such Physician Group or other Person and the Borrower or a Wholly Owned Subsidiary of the Borrower, as the case may be, so that after giving effect to such merger 100% of the Capital Stock of the surviving entity of such merger is owned by the Borrower or a Wholly Owned Subsidiary of the Borrower, (d) no Default or Event of Default shall have occurred and be continuing or would result from such Physician Transaction or the incurrence of any Indebtedness in connection with such Physician Transaction, (e) as of the closing date of such Physician Transaction (before and after giving effect to such transaction), the representations and warranties of each Loan Party in each Loan Document shall be true and correct on such date with the same force and effect as if made on such date, (f) prior to the date of such Physician Transaction, such Physician Transaction shall have been approved by the board of directors (or other governing body) and, if applicable, the shareholders of the Physician Group or other Person whose Capital Stock or assets are being acquired in connection with such Physician Transaction and no claim or challenge shall have been threatened by any shareholder or director of such Physician Group or other Person which could reasonably be expected to have a material adverse effect on such Physician Transaction or a Material Adverse Effect, (g) the Transaction Amount for each such Physician Transaction shall not exceed $10,000,000, (h) the aggregate Transaction Amount for Permitted Physician Transactions shall not exceed the Permitted Transaction Amount, and (i) at the closing of each Permitted Physician Transaction (and after giving effect thereto and to all Extensions of Credit to finance such Physician Transaction), the Borrower shall have at least $15,000,000 of borrowing availability under the Revolving Credit Commitments (or, if the Revolving Credit Commitments have expired or been terminated, at least $15,000,000 of Available Cash). Any Physician Transaction that does not satisfy all of the requirements of this definition shall not constitute a Permitted Physician Transaction.

                  "Permitted Transaction Amount"  means:

                  (a) with respect to Physician Transactions that close during any twelve-month period after the Closing Date, an aggregate amount equal to the difference between (i) $25,000,000 and (ii) the aggregate Transaction Amount for all Acquisitions that have closed during such period;

                  (b) with respect to Physician Transactions that close during any calendar quarter, $10,000,000; provided, however, that (i) between the Closing Date and September 30, 2000, the aggregate Permitted Transaction Amount for Physician Transactions that close during such period shall be $15,000,000 and (ii) between the Closing Date and December 31, 2000, the aggregate Permitted Transaction Amount for Physician Transactions that close during such period shall be $20,000,000; and

                  (c) with respect to Acquisitions that close during any twelve-month period after the Closing Date, an aggregate amount equal to the lesser of (i) $5,000,000 and (ii) the amount determined under clause (a) above of this definition for such period.

                  "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture, professional corporation, professional association, Governmental Authority or other entity of whatever nature.

                  "Physician Group" means (a) any individual physician or other licensed health care provider, (b) any professional corporation or professional association that employs or contracts with one or more licensed physicians for the purpose of engaging in the delivery of medical care, and (c) any physician practice management company.

                  "Physician Transaction" means any transaction or series of related transactions by which the Borrower or any Subsidiary directly or indirectly (a) acquires all or part of the assets, or a going business concern or division, of a Physician Group, whether through purchase of assets or Capital Stock, merger or otherwise, (b) acquires control of a Physician Group, (c) acquires the right to manage the non-medical aspects of the business of a Physician Group (including the acquisition and/or assumption of management service agreements with Physician Groups), (d) employs physicians, (e) enters into a development agreement with a Physician Group for physician and physician related services, or (f) provides loans, bonuses, or other inducements with respect to any of the foregoing. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and non-medical policies, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the above, "control" shall not include, and shall not be construed to include, the power to direct any physician's practice of medicine or the power to interfere in any physician/patient relationship. The term "Physician Transaction" shall include any amendment, modification, extension, renewal, restructuring, replacement or restatement of any Service Agreement.

                  "Plan" means, at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Preferred Stock" means Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Borrower issued pursuant to the Securities Purchase Agreement and the Certificates of Designation.

                  "Pricing Grid" means the Pricing Grid attached hereto as Annex A.

                  "Prime Rate" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

                  "Prior Owner" means, with respect to any Permitted Ancillary Acquisition by the Borrower or any of its Subsidiaries, the Person or Person(s) that was or were the owner(s) of the Capital Stock or assets acquired by the Borrower or such Subsidiary pursuant to such Permitted Ancillary Acquisition.

                  "Pro Forma Balance Sheet" has the meaning specified in subsection 5.1(b).

                  "Pro Forma ProMedCo Distribution" means, with respect to any Acquired Asset for any period, the Pro Forma ProMedCo Distribution (as such term is defined in Schedule 1.1(e)) based upon the actual, historical financial performance of such Acquired Asset.

                  "Program Loan" means a loan or advance by the Borrower or any Subsidiary to a Physician Group, or a commitment to make any such loan or advance, in connection with such Physician Group becoming an Affiliated Provider pursuant to a Permitted Physician Transaction or any other Physician Transaction approved by the Required Lenders, the proceeds of which have been or will be used by the Affiliated Provider to make loans or advances to the physicians who are members of such Physician Group.

                  "Properties" has the meaning specified in subsection 5.17(a).

                  "Qualified Bank" means any bank (a) having combined capital and surplus of at least $50,000,000 and (b) the deposit accounts of which are insured by the Federal Deposit Insurance Corporation (or any successor).

                  "Qualified Subordinated Indebtedness" means Subordinated Indebtedness issued after the date hereof by the Borrower to institutional investors in an amount greater than or equal to $80,000,000 where the Borrower receives the Net Cash Proceeds of such issuance within one Business Day after such issuance.

                  "Receivable" means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account or other receivable).

                  "Recovery Event" means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any Subsidiary.

                  "Redeemable Securities" of any Person means any Capital Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement (other than as a result of a Change of Control, as such term is defined in the Certificates of Designation), pursuant to a sinking fund obligation or otherwise, (b) is convertible into or exchangeable or exercisable for Indebtedness or Redeemable Securities or (c) is redeemable or subject to any repurchase requirement arising at the option of the holder thereof (other than as a result of a Change of Control, as such term is defined in the Certificates of
         Designation), in whole or in part, in each case on or prior to the Tranche B Maturity Date.

                  "Register" has the meaning specified in subsection 10.6(c).

                  "Registration Rights Agreement" means the Registration Rights Agreement dated January 13, 2000, among the Company and the Initial Investors.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Regulations" means Regulations T, U and X of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Reimbursement   Obligation"   means  the  obligation  of  the
         Borrower to reimburse the Issuing Lender pursuant to subsection 2.7(a) for amounts drawn under Letters of Credit.

                  "Reinvestment Deferred Amount" means with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans or the Revolving Credit Loans pursuant to subsection 3.7(d) as a result of the delivery of a Reinvestment Notice.

                  "Reinvestment Event" means any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

                  "Reinvestment Notice" means a written notice executed by a Responsible Officer stating that no Event of Default or Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business.

                  "Reinvestment Prepayment Amount" means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Borrower's business.

                  "Reinvestment Prepayment Date" means with respect to any Reinvestment Event, the earlier of (a) the date occurring six months after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

                  "Reorganization" means, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable  Event"  means  any of the  events  set  forth  in
         Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

                  "Required Facility Lenders" means, with respect to any Facility, the holders of at least 66_% of the Loans or Aggregate Outstanding Revolving Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of at least 66_% of the Revolving Credit Commitments).

                  "Required Lenders" means, at any time, the holders of at least 66_% of (a) until the funding of the Tranche B Term Loan, the Commitments then in effect and (b) thereafter, the sum of (i) the aggregate principal amount of the Term Loans then outstanding, and (ii) the Revolving Credit Commitments then in effect, or if the Revolving Credit Commitments have been terminated or expired, the Aggregate Outstanding Revolving Credit.

                  "Required Revolving Credit Lenders" means, at any time, Revolving Credit Lenders the Revolving Credit Percentages of which aggregate at least 66_%.

                  "Required Tranche A Term Lenders" means, at any time, the Tranche A Term Lenders the Tranche A Term Percentages of which aggregate at least 66_%.

                  "Required Tranche B Term Lenders" means, at any time, the Tranche B Term Lenders the Tranche B Term Percentages of which aggregate at least 66_%.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, order, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, all laws, statutes, rules, regulations, ordinances, codes, decrees, orders and guidelines governing, relating or otherwise applicable to Governmental Programs to which such Person or its property is subject or in which such Person has elected to participate or with which such Person has contracted.

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Responsible Officer" means the chief executive officer and the president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

                  "Restricted Cash" means cash or Cash Equivalents of the Borrower and its Subsidiaries that have been specifically escrowed in a manner satisfactory to the Required Lenders for the payment of the split-dollar life insurance premiums permitted by subsection 7.8(i).

                  "Revolving Credit Commitment" means, as to any Lender, the obligation of such Lender to make Revolving Credit Loans and issue and/or participate in Letters of Credit pursuant to Section 2 in an aggregate principal and/or face amount not to exceed at any one time outstanding the amount set forth opposite such Lender's name in
         Schedule 1.1(c) under the heading "Revolving Credit Commitment" or, in the case of an Eligible Assignee, the amount specified in the Assignment and Acceptance pursuant to which it assumed its Revolving Credit Commitment (in each case as such amount may be adjusted from time to time as provided herein, including any increase in the Revolving Credit Commitments pursuant to Section 2.14); collectively, as to all the Lenders, the "Revolving Credit Commitments." The original aggregate amount of the Revolving Credit Commitments is $100,000,000.

                  "Revolving Credit Commitment Period" means the period from and including the Closing Date, to but not including the Revolving Credit Termination Date, or such earlier date as the Revolving Credit Commitments shall terminate as provided herein.

                  "Revolving Credit Lender" means any Lender having a Revolving Credit Commitment hereunder or that holds outstanding Revolving Credit Loans.

                  "Revolving Credit Loan" has the meaning specified in Section 2.1.

                  "Revolving   Credit   Note"  has  the  meaning   specified  in
         subsection 3.3(h).

                  "Revolving Credit Percentage" means, as to any Revolving Credit Lender, the percentage of the aggregate Revolving Credit Commitments constituted by its Revolving Credit Commitment (or, if the Revolving Credit Commitments have terminated or expired, the percentage which (a) the sum of (i) such Revolving Credit Lender's then outstanding Revolving Credit Loans plus (ii) such Revolving Credit Lender's interests in the aggregate LC Obligations then outstanding then constitutes of (b) the sum of (i) the aggregate Revolving Credit Loans of all the Revolving Credit Lenders then outstanding plus (ii) the aggregate LC Obligations then outstanding).

                  "Revolving Credit Termination Date" means December 17, 2003.

                  "Second Closing" has the meaning specified in the Securities Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of January 13, 2000, among the Borrower and the Initial Investors, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of May 5, 2000, among the Borrower and the Initial Investors, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Security Documents" means the collective reference to the Guarantee and Collateral Agreement, the Trademark Security Agreement, the Lockbox Agreements, the Deposit Agreements, the Mortgages, and all other security documents now or hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the Obligations or any part thereof.

                  "Seller Notes" means any promissory note or other instrument evidencing a portion of the Transaction Amount for a Permitted Physician Transaction or Permitted Ancillary Acquisition issued by the Borrower or any Subsidiary to the Physician Group that is a party to such Permitted Physician Transaction or any member thereof or to the seller in any Permitted Ancillary Acquisition.

                  "Service Agreement" means any agreement pursuant to which the Borrower or any Subsidiary provides management services, facilities, personnel, equipment, supplies or other services to a Physician Group or an independent physicians association, as such agreement may be amended, restated, modified, or supplemented from time to time.

                  "Significant Preferred Stock Shareholder" means any single holder of more than 25% of the Preferred Stock (on a fully diluted basis).

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Single Physician Transaction" means (a) the acquisition by the Borrower, any Subsidiary, or an Affiliated Provider of the medical practice of a single physician, or (b) the hiring by the Borrower, any Subsidiary, or an Affiliated Provider of a single physician.

                  "Solvent" means with respect to any Person on a particular date, the condition that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                  "S&P" means Standard and Poor's Rating Group.

                  "Star Program" means the Supplemental Tax Advantage Retirement Program as described in the memorandum of the Borrower to the Agent dated as of October 6, 1999.

                  "Standby Letter of Credit" has the meaning specified in subsection 2.4(b).

                  "Star Program SPV" means Doctors Benefit Company, a Tennessee limited liability company that has been established to purchase, pursuant to the Star Program, split-dollar life insurance policies for physicians; provided that (a) the activities of the Star Program SPV are limited to the purchase of split-dollar life insurance policies, disability insurance, and other types of insurance for physicians pursuant to the Star Program and activities directly incidental thereto, (b) the Borrower and its Subsidiaries, may not own Capital Stock in the Star Program SPV, and (c) the Star Program SPV shall not have or incur any Indebtedness except Indebtedness incurred to fund the Star Program that is non-recourse to the Borrower and its Subsidiaries and their respective assets.

                  "Subordinated Indebtedness" means (a) the Existing Subordinated Indebtedness, and (b) any other unsecured Indebtedness of the Borrower or any Subsidiary (i) no part of the principal of which is required to be paid (whether by way of scheduled amortization, mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the Tranche B Maturity Date (other than with respect to Deferred Purchase Price and future loans or advances to pay premiums on split-dollar life insurance policies), (ii) the payment of the principal of and interest on which and other obligations of the Borrower or any Subsidiary in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other Obligations on terms and conditions at least as favorable to the Lenders as those contained on Schedule 1.1(d), or in the case of Deferred Purchase Price, on terms and conditions at least as favorable as those contained on Schedule 1.1(d)-1, and (iii) all other terms and conditions of which (other than with respect to Deferred Purchase Price) are satisfactory in form and substance to the Required Lenders (as evidenced by their prior written approval thereof).

                  "Subordinated    Indebtedness    Documentation"    means   the
         agreements, indentures and other documentation pursuant to which any Subordinated Indebtedness is or has been issued.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate or other Person of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. For purposes of this Agreement (except for subsections 8(e), (f), and (g)), the Star Program SPV shall not constitute or be deemed a Subsidiary of the Borrower.

                  "Synthetic Lease" means any synthetic lease, tax retention operating lease or off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but which is classified as an operating lease pursuant to GAAP.

                  "Taxes" has the meaning specified in subsection 3.14(a).

                  "Term Loans" means the Tranche A Term Loans and Tranche B Term Loans.

                  "Total Credit Percentage" means, with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

                  "Total Debt" shall mean, as of any day, the total amount of Indebtedness of the Borrower and its Consolidated Subsidiaries as of such day.

                  "Trademark Security Agreement" means the Trademark Security Agreement dated as of December 17, 1998, executed by the Borrower in favor of the Agent, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

                  "Tranche A Term Commitment" means, as to any Tranche A Term Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche A Term Commitment" opposite such Lender's name on Schedule 1.1(c). The original aggregate amount of the Tranche A Term Commitments is $57,500,000.

                  "Tranche A Maturity Date" means March 30, 2006.

                  "Tranche A Term Lender" means each holder of a Tranche A Term Loan.

                  "Tranche A Term  Loan" has the  meaning  specified  in Section
         2.11.

                  "Tranche A Term Note" has the meaning specified in subsection 3.3(h).

                  "Tranche A Term Percentage" means, as to any Tranche A Term Lender, the percentage which such Tranche A Term Lender's Tranche A Term Commitment then constitutes of the Tranche A Term Commitments of all the Tranche A Term Lenders (or, after the Tranche A Term Loans are made, the percentage which the outstanding principal amount of such Tranche A Term Lender's Tranche A Term Loan then constitutes of the aggregate principal amount of Tranche A Term Loans of all the Tranche A Term Lenders then outstanding).

                  "Tranche B Maturity Date" means June 12, 2006.

                  "Tranche B Term Commitment" means, as to any Tranche B Term Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Commitment" opposite such Lender's name on Schedule 1.1(c). The original aggregate amount of the Tranche B Term Commitments is $20,000,000.

                  "Tranche B Term Lender" means each Lender that has a Tranche B Term Commitment or that holds a Tranche B Term Loan.

                  "Tranche B Term  Loan" has the  meaning  specified  in Section
         2.12.

                  "Tranche B Term Note" has the meaning specified in subsection 3.3(h).

                  "Tranche B Term Percentage" means, as to any Tranche B Term Lender, the percentage which such Tranche B Term Lender's Tranche B Term Commitment then constitutes of the Tranche B Term Commitments of all the Tranche B Term Lenders (or, after the Tranche B Term Loans are made, the percentage which the outstanding principal amount of such Tranche B Term Lender's Tranche B Term Loan then constitutes of the aggregate principal amount of Tranche B Term Loans of all the Tranche B Term Lenders then outstanding).

                  "Transaction Amount" means, with respect to any Physician Transaction or Acquisition, the sum (without duplication) of the following, in each case determined in accordance with GAAP: (a) the aggregate original principal amount of all Loans the proceeds of which are utilized to finance such Physician Transaction or Acquisition, in part or in whole, (b) the amount of cash paid by the Borrower and its Subsidiaries in connection with such Physician Transaction or Acquisition, (c) the outstanding principal amount of all Indebtedness incurred, assumed or acquired in connection with such Physician Transaction or Acquisition, (d) all additional purchase price amounts in the form of notes and other contingent obligations, (e) all amounts paid in consideration of parties' entering into covenants not to compete and consulting agreements in connection with such Physician Transaction or Acquisition and (f ) the aggregate fair market value of all other consideration (including deferred payments, obligations to fund premiums for split dollar insurance policies, Program Loans and commitments to make loans or advances with respect to Program Loans) given by the Borrower and its Subsidiaries in connection with such Physician Transaction or Acquisition (exclusive of Capital Stock issued by the Borrower or any Subsidiary to the seller, but including any treasury stock reissued by the Borrower pursuant to subsection 7.7(c)).

                  "Transaction Documents" means the Securities Purchase Agreement, the Certificates of Designation, the Registration Rights Agreement, the Warrant Agreement, the Lock-Up Agreements (as such term is defined in the Securities Purchase Agreement), and the Voting Agreements (as such term is defined in the Securities Purchase Agreement).

                  "Transaction Notice" means a notice of, or request for the Required Lenders to consent to, a Physician Transaction or Permitted Ancillary Acquisition, such notice to be substantially in the form of Exhibit K.

                  "Type" means any type of Loan (i.e., a Base Rate Loan or a Eurodollar Loan).

                  "Uniform Customs" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

                  "Warrant Agreement" means the Warrant Agreement dated as of June 12, 2000, among the Borrower and the Initial Investors, as the same may be amended, modified or supplemented from time to time.

                  "Wholly Owned Subsidiary" means, as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors' qualifying shares or shares held by nominees.

                  "Year 2000  Compliant"  has the meaning  specified  in Section
         5.20.

                  "Year 2000 Problem" has the meaning specified in Section 5.20.

                  1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Documents or any certificate or other document made or delivered pursuant hereto.

                  (b) For purposes of computation of time periods hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) Capitalized terms used herein that are defined in the Uniform Commercial Code as adopted by the State of Texas and in effect on the Closing Date, unless otherwise defined herein, shall have the meanings assigned therein.

                  (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  1.3 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 (or, prior to the delivery of the first financial statements pursuant to Section 6.1, consistent with the audited financial statements described in Section 5.1); provided, however, that if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within ninety days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

                  1.4 Star Program SPV. For purposes of the financial covenant calculations pursuant to Section 7.1, Consolidated EBITDA shall not include increased gross payments pursuant to Service Agreements that are remitted by the Borrower or a Subsidiary to the Star Program SPV to fund payments of insurance premiums on split-dollar life insurance policies pursuant to the Star Program. Repayments of advances made by the Borrower or any Subsidiary to the Star Program SPV pursuant to Section 7.8(l) may be included in Consolidated EBITDA of the Borrower and its Subsidiaries.

                  SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

                  2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions of this Agreement, each Revolving Credit Lender severally agrees to make one or more loans (each, a "Revolving Credit Loan") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the sum of the then outstanding LC Obligations, does not exceed the amount of such Lender's Revolving Credit Commitment then in effect. On the Closing Date, the Revolving Credit Commitments shall be fully utilized by converting Revolving Credit Loans and 364-Day Loans (as such terms are defined in the Existing Credit Agreement) and the Existing Letter of Credit into Revolving Credit Loans and Letters of Credit under this Agreement. Revolving Credit Loans and LC Obligations under this Agreement shall be held by the Revolving Credit Lenders in accordance with their Revolving Credit Percentages. During the Revolving Credit Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                  (b) The Revolving Credit Loans shall be made in Dollars and may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Sections 2.2 and 3.5, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

                  2.2 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Agent an irrevocable notice in the form of a Notice of Borrowing (which notice must be received by the Agent prior to (a) 12:00 Noon (Charlotte, North Carolina time) at least three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) prior to 12:00 Noon (Charlotte, North Carolina time) on the requested Borrowing Date, if the requested Revolving Credit Loans are to be initially Base Rate Loans), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans, or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly (or in the case of a Base Rate Loan by 1:00 p.m. (Charlotte, North Carolina time)) notify each Lender thereof. Subject to the satisfaction of the conditions precedent specified in Section 4, each Revolving Credit Lender will make the amount of its Revolving Credit Percentage of each borrowing of Revolving Credit Loans available to the Agent for the account of the Borrower at the office of the Agent specified in Section 10.2 prior to 2:00 P.M. (Charlotte, North Carolina time) on the Borrowing Date requested by the Borrower in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting an account of the Borrower at such office with the aggregate of the amounts made available to the Agent by the Revolving Credit Lenders and in like funds as received by the Agent.

                  2.3 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than five Business Days irrevocable notice to the Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding Revolving Credit of all Revolving Credit Lenders would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

                  2.4 LC Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 2.6(a) agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the LC Obligations would exceed the LC Commitment or (ii) the Available Revolving Credit Commitment would be less than zero.

                  (b)      Each Letter of Credit shall:

                           (i) be denominated in Dollars and shall be either (1) a standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise (a
         "Standby Letter of Credit"), or (2) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit");

                           (ii) expire no later than the Revolving Credit Termination Date; and

                           (iii) unless otherwise agreed to by the Agent, expire no later than 365 days after the date of issuance in the case of Standby Letters of Credit, and 180 days after the date of issuance in the case of Commercial Letters of Credit.

                  (c) Each Letter of Credit shall be subject to the Uniform Customs.

                  (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any LC Participant to exceed any limits imposed by, any Requirement of Law.

                  2.5 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

                  2.6 LC Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each LC Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each LC Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such LC Participant's own account and risk an undivided interest equal to such LC Participant's Revolving Credit Percentage (determined on the date of issuance of the relevant Letter of Credit) in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each LC Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such LC Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such LC Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

                  (b If any amount required to be paid by any LC Participant to the Issuing Lender pursuant to subsection 2.6(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such LC Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any LC Participant pursuant to subsection 2.6(a) is not in fact made available to the Issuing Lender by such LC Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such LC Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans hereunder. A certificate of the Issuing Lender submitted to any LC Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

                  (c Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any LC Participant its pro rata share of such payment in accordance with subsection 2.6(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 1:00 P.M. (Charlotte, North Carolina time) on a Business Day, distribute to such LC Participant its pro rata share thereof prior to the end of such Business Day and otherwise the Issuing Lender will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such LC Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

                  2.7 Reimbursement Obligation of the Borrower. (a) The Borrower shall reimburse the Issuing Lender upon receipt by the Borrower of notice from the Issuing Lender of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in Dollars and in immediately available funds, on the Business Day immediately following the date on which the Borrower receives such notice.

                  (b Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section 2.7 from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue.

                  2.8 Obligations Absolute. (a) The Borrower's obligations under Sections 2.4 through 2.7 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any LC Participant or any beneficiary of a Letter of Credit.

                  (b The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 2.7(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

                  (c Neither the Issuing Lender nor any LC Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Person's gross negligence or willful misconduct.

                  (d The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence or gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any LC Participant to the Borrower.

                  2.9 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                  2.10 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

                  2.11 Tranche A Term Loan Commitments. Subject to the terms and conditions of this Agreement, each Tranche A Term Lender severally agrees to make a term loan (each, a "Tranche A Term Loan") on the Closing Date in an amount equal to the Tranche A Term Commitment of such Lender. The Tranche A Term Lenders shall make the Tranche A Term Loans on the Closing Date by converting Revolving Credit Loans and 364-Day Loans (as such terms are defined in the Existing Credit Agreement) into Tranche A Term Loans. The Tranche A Term Loans shall be held by the Tranche A Term Lenders in accordance with their Tranche A Term Percentages. The Tranche A Term Loans shall be denominated in Dollars and may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Section 3.5; provided that the Tranche A Term Loans shall initially be Base Rate Loans.

                  2.12 Tranche B Term Commitments. Subject to the terms and conditions hereof, each Tranche B Term Lender severally agrees to make a term loan (each, a "Tranche B Term Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Tranche B Term Commitment of such Lender. The Tranche B Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Agent in accordance with Sections 2.13 and 3.5.

                  2.13 Procedure for Tranche B Term Loan Borrowing. The Borrower shall give the Agent irrevocable notice in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 12:00 Noon (Charlotte, North Carolina time) one Business Day prior to the Closing Date) requesting that the Tranche B Term Lenders make the Tranche B Term Loans on the Closing Date and specifying the amount to be borrowed. The Tranche B Term Loans made on the Closing Date shall initially be Base Rate Loans. Upon receipt of such notice the Agent shall promptly notify each Tranche B Term Lender thereof. Not later than 12:00 Noon (Charlotte, North Carolina time) on the Closing Date each Tranche B Term Lender shall make available to the Agent at the office of the Agent specified in Section 10.2 an amount in immediately available funds equal to the Tranche B Term Loan or Tranche B Term Loans to be made by such Lender. The Agent shall credit the account of the Borrower on the books of such office of the Agent with the aggregate of the amounts made available to the Agent by the Tranche B Term Lenders in immediately available funds.

                  2.14 Increase of Tranche B Facility. At any time or from time to time on or before December 17, 2001, the Borrower may, with the prior written approval of the Agent, increase the aggregate Tranche B Term Commitments up to an amount not greater than $230,000,000 minus the sum of the then outstanding Aggregate Exposure under the Revolving Credit Facility and Tranche A Term Facility, through (i) the addition of one or more new Tranche B Term Lenders (a "New Tranche B Term Lender"), and/or (ii) the agreement of one or more of the then existing Tranche B Term Lenders (an "Existing Tranche B Term Lender") (at sole discretion of such Existing Tranche B Term Lender(s)) to increase their Tranche B Term Commitments. In the event the Borrower has agreed to pay a New Tranche B Term Lender fees or interest at a rate higher than the fees or interest then payable to the Existing Tranche B Term Lenders, the Borrower shall pay to the then Existing Tranche B Term Lenders fees and interest at such higher rate. Any increase in the Tranche B Commitments pursuant to this Section 2.14 shall be effectuated pursuant to documentation satisfactory in form and substance to the Agent.


                  SECTION 3. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

                  3.1 Interest Rates and Payment Dates. (a) Each Revolving Credit Loan and Tranche A Term Loan that is a Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted Eurodollar Rate plus the Applicable Margin.

                  (b Each Revolving Credit Loan and Tranche A Term Loan that is a Base Rate Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the Base Rate for such day plus the Applicable Margin.

                  (c Each Tranche B Term Loan that is a Eurodollar Loan shall bear interest at a rate per annum equal to the greater of (i) the Adjusted Eurodollar Rate plus 4.25%, and (ii) Adjusted Eurodollar Rate plus the Applicable Margin for Tranche A Term Loans that are Eurodollar Loans plus .25%. Each Tranche B Term Loan that is a Base Rate Loan shall bear interest at a rate per annum equal to the greater of (i) the Alternate Base Rate plus 2.75%, and
(ii) the Alternate Base Rate plus the Applicable Margin for Tranche A Term Loans that are Base Rate Loans plus .25%.

                  (d Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by applicable law, past due interest on the Loans and any other past due amounts owing hereunder or under the other Loan Documents shall bear interest, at a per annum rate equal to (a) in the case of principal of any Loan, the rate applicable to such Loan during such period pursuant to this Section 3.1, plus 2%, (b) in the case of interest on any Loan, the Base Rate plus 2% and (c) in the case of any other amount, the Base Rate plus 2%.

                  (e Interest shall be payable in arrears on each Interest Payment Date, the Revolving Credit Termination Date (in the case of the Revolving Credit Loans), the Tranche A Maturity Date (in the case of the Tranche A Term Loans), and the Tranche B Maturity Date (in the case of the Tranche B Term Loans); provided that interest accruing pursuant to subsection 3.1(c), shall be payable from time to time on demand.

                  3.2 Commitment Fee; Other Fees. (a) The Borrower shall pay to the Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Revolving Credit Termination Date, computed at a rate per annum equal to the Applicable Margin for Commitment Fees on the average daily amount of the Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate or be reduced as provided herein, commencing on the first of such dates to occur after the date hereof. The commitment fee payable under this subsection 3.2(a) are referred to herein as the "Commitment Fee".

                  (b The Borrower shall pay to the Agent and the Arranger, each for its own account, the fees on the dates and in the amounts previously agreed to by the Borrower, the Arranger and the Agent. Such fees shall be nonrefundable.

                  (c The Borrower shall pay to the Issuing Lender with respect to each Letter of Credit issued by it under this Agreement, for the account of the Issuing Lender, a fronting fee with respect to the period from the date of issuance of such Letter of Credit to the expiration or termination date of such Letter of Credit, computed at a rate of .125% per annum on the face amount of such Letter of Credit during the period for which such fee is calculated. Such fronting fee shall be payable in arrears on each LC Fee Payment Date occurring after the issuance of such Letter of Credit and on the Revolving Credit Termination Date (or on such earlier date as the Revolving Credit Commitments terminate as provided herein) and shall be nonrefundable.

                  (d The Borrower shall pay to the Agent, for the account of the LC Participants, a letter of credit commission with respect to each Letter of Credit issued under this Agreement with respect to the period from the date of issuance of such Letter of Credit to the expiration or termination date of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin in respect of Revolving Credit Loans which are Eurodollar Loans from time to time in effect on the face amount of such Letter of Credit during the period for which such fee is calculated. Such commission shall be shared ratably among the LC Participants in accordance with their respective Revolving Credit Percentages. Such commission shall be payable in arrears on each LC Fee Payment Date to occur after the issuance of such Letter of Credit and on the Revolving Credit Termination Date (or on such earlier date as the Revolving Credit Commitments shall terminate as provided herein) and shall be nonrefundable.

                  (e In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, transferring, amending or otherwise administering any Letter of Credit.

                  3.3 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 8).

                  (b The Borrower hereby unconditionally promises to pay to the Agent for the account of each Tranche A Term Lender on the dates set forth below, an amount equal to (i) such Tranche A Term Lender's Tranche A Term Percentage multiplied by (ii) the amount set forth below opposite the corresponding date (or on such earlier date on which the Tranche A Term Loans become due and payable pursuant to Section 8), subject to adjustment pursuant to subsections 3.7(b) and 3.7(c):

------------------------------------------- -----------------------------
               Installment                             Amount
------------------------------------------- -----------------------------

March 31, 2003                                 $      2,500,000
------------------------------------------- -----------------------------

June 30, 2003                                  $      2,500,000
------------------------------------------- -----------------------------

September 30, 2003                             $      2,500,000
------------------------------------------- -----------------------------

December 31, 2003                              $      2,500,000
------------------------------------------- -----------------------------

March 31, 2004                                 $      4,750,000
------------------------------------------- -----------------------------

June 30, 2004                                  $      4,750,000
------------------------------------------- -----------------------------

September 30, 2004                             $      4,750,000
------------------------------------------- -----------------------------

December 31, 2004                              $      4,750,000
------------------------------------------- -----------------------------

March 31, 2005                                 $      4,750,000
------------------------------------------- -----------------------------

June 30, 2005                                  $      4,750,000
------------------------------------------- -----------------------------

September 30, 2005                             $      4,750,000
------------------------------------------- -----------------------------

December 31, 2005                              $      4,750,000
------------------------------------------- -----------------------------

March 30, 2006                                 $      9,500,000
------------------------------------------- -----------------------------

                  (c The Borrower hereby unconditionally promises to pay to the Agent for the account of each Tranche B Lender the Tranche B Term Loan of each such Tranche B Term Lender in 12 consecutive installments on the dates set forth below, commencing on September 30, 2003, each of which shall be in an amount equal to (i) such Lender's Tranche B Term Percentage multiplied by (ii) an amount equal to the percentage set forth below opposite such installment multiplied by the sum of all Tranche B Term Loans made hereunder, (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Section 8), subject to adjustment pursuant to subsections 3.7(b) and 3.7(c):


                               Installment                    Percentage

                      September 30, 2003                     8.33%
                      December 31, 2003                      8.33%
                      March 31, 2004                         8.33%
                      June 30, 2004                          8.33%
                      September 30, 2004                     8.33%
                      December 31, 2004                      8.33%
                      March 31, 2005                         8.33%
                      June 30, 2005                          8.33%
                      September 30, 2005                     8.33%
                      December 31, 2005                      8.33%
                      March 31, 2006                         8.33%
                      June 12, 2006                          8.37%

                  (d The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 3.1.

                  (e Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (f The Agent shall maintain the Register pursuant to subsection 10.6(c), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

                  (g The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 3.3(e) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

                  (h The Borrower agrees that it will execute and deliver to (i) each Revolving Credit Lender, a promissory note of the Borrower evidencing the Revolving Credit Loans of such Revolving Credit Lender, substantially in the form of Exhibit C-1, with a principal amount equal to such Revolving Credit Lender's Revolving Credit Commitment (each, as amended, modified, extended, renewed, or replaced from time to time, a "Revolving Credit Note"), (ii) each Tranche A Term Lender, a promissory note evidencing the Tranche A Term Loans of such Tranche A Term Lender, in substantially the form of Exhibit C-2 hereto, with a principal amount equal to such Tranche A Term Lender's Tranche A Term Commitment (each, as amended, modified, extended, renewed or replaced from time to time, a "Tranche A Term Note"), and (iii) each Tranche B Term Lender, a promissory note evidencing the Tranche B Term Loans of such Tranche B Term Lender, in substantially the form of Exhibit C-3, with a principal amount equal to such Tranche B Term Lender's Tranche B Term Commitment (each, as amended, modified, extended, renewed or replaced from time to time, a "Tranche B Term Note").

                  3.4 Computation of Interest and Fees. (a) Interest, whenever it is calculated on the basis of the Base Rate, shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed. Interest, whenever it is calculated on the basis of the Adjusted Eurodollar Rate, the Commitment Fee and all other fees and commissions hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of the Adjusted Eurodollar Rate. Any change in the interest rate on a Loan or any other obligation hereunder resulting from a change in the Base Rate, the Federal Funds Rate, the Applicable Margin or the Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to
Section 3.1.

                  3.5 Conversion and Continuation Options. (a) The Borrower may by notice to the Agent in accordance with subsection 3.5(c) elect from time to time to Convert Eurodollar Loans to Base Rate Loans and to Convert Base Rate Loans to Eurodollar Loans. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be Converted as provided herein, provided that (i) no Base Rate Loan may be Converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Agent has given notice to the Borrower that such a Conversion may not be made,
(ii) no Base Rate Loan may be Converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date (in the case of Revolving Credit Loans), one month prior to the Tranche A Maturity Date (in the case of Tranche A Term Loans), or one month prior to the Tranche B Maturity Date (in the case of Tranche B Term Loans), and (iii) any Conversion of Eurodollar Loans may only be made on the last day of the Interest Period with respect thereto.

                  (b Any Eurodollar Loans may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1 and subsection 3.5(c), of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be Continued as such (i) when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Agent has given notice to the Borrower that such a Continuation may not be made or (ii) after the date that is one month prior to the Revolving Credit Termination Date (in the case of Revolving Credit Loans), one month prior to the Tranche A Maturity Date (in the case of Tranche A Term Loans), or one month prior to the Tranche B Maturity Date (in the case of Tranche B Term Loans), and provided, further, in the case of Eurodollar Loans, if the Borrower shall fail to give any required notice as described above in this paragraph or if such Continuation is not permitted pursuant to the preceding proviso, such Eurodollar Loans shall be automatically Converted to Base Rate Loans on the last day of such then expiring Interest Period.

                  (c The Borrower shall deliver notices of Conversions and Continuations to the Agent in the form of a Notice of Conversion/Continuation prior to 12:00 Noon (Charlotte, North Carolina time) at least (i) three Business Days prior to the requested date of Continuation, if Loans are to be Continued as Eurodollar Loans, (ii) three Business Days prior to the requested date of Conversion, if Base Rate Loans are to be Converted into Eurodollar Loans and
(iii) one Business Day prior to the requested date of Conversion, if Loans are to be Converted into Base Rate Loans, specifying:

                  (A) the proposed date of Conversion or Continuation;

                  (B) the Class and aggregate amount of Loans to be Converted or Continued;

                  (C) the Type of Loans resulting from the proposed Conversion or Continuation; and

                  (D) except for Conversions into the Base Rate Loans, the duration of the requested Interest Period.

                  (d Notwithstanding anything to the contrary contained herein, during the existence of a Default or an Event of Default, all or any part of any outstanding Eurodollar Loans with respect to any Facility shall be Converted into Base Rate Loans upon the request of the Required Facility Lenders for such Facility. The Agent will promptly notify the Borrower and the Lenders of any such Conversion request.

                  3.6 Pro Rata Treatment and Payments. (a) Each borrowing of Revolving Credit Loans by the Borrower from the Revolving Credit Lenders hereunder, each payment by the Borrower of the Commitment Fee in respect of the Revolving Credit Loans and any reduction of the Revolving Credit Commitments of the Revolving Credit Lenders, shall be made pro rata according to the respective Revolving Credit Percentages of the Revolving Credit Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment (including each prepayment) by the Borrower on account of principal and interest on the Tranche A Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche A Term Loans held by the Tranche A Term Lenders. Each borrowing of Tranche B Term Loans by the Borrower from the Tranche B Term Lenders hereunder shall be made pro rata according to the Tranche B Term Percentages of the Tranche B Term Lenders. Each payment (including each prepayment) by the Borrower on account of principal and interest on the Tranche B Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche B Term Loans held by the Tranche B Term Lenders. All payments (including prepayments) to be made by the Borrower under this Agreement and the other Loan Documents, whether on account of principal, interest, fees or otherwise, shall be made without set-off, deduction, recoupment, counterclaim or other defense and shall be made prior to 2:00 P.M. (Charlotte, North Carolina time) on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in Section 10.2, in Dollars and in immediately available funds. Payments received by the Agent after such time shall be deemed to have been received on the next Business Day. The Agent shall distribute such payments to the Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the Agent shall distribute such payment to the Lenders on the next succeeding Business Day. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension, unless the result of such extension would be to extend such payment into another calendar month, in which event, such payment shall be made on the immediately preceding Business Day.

                  (b Unless the Agent shall have been notified in writing by any Lender prior to a borrowing of a Loan that such Lender will not make the amount that would constitute its Revolving Credit Percentage or Tranche B Term Percentage, as the case may be, of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower in respect of such borrowing a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section 3.6 shall be conclusive in the absence of manifest error. If such Lender's Revolving Credit Percentage or Tranche B Term Percentage, as the case may be, of such borrowing is not made available to the Agent by such Lender within three
Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon calculated from such Borrowing Date at the rate per annum equal to the Base Rate.

                  3.7 Optional and Mandatory Prepayments. (a) The Borrower may, at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, upon at least one Business Days prior irrevocable notice to the Agent in the case of a prepayment of the Revolving Credit Loans and at least five Business Days prior irrevocable notice to the Agent and the holders of the Term Loans in the case of a prepayment of the Term Loans, specifying the date and amount of prepayment, the Class of Loan being prepaid and whether the prepayment is of Eurodollar Loans, Base Rate Loans, or a combination thereof, and, if a combination thereof, the principal amount allocable to each. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 3.13 and, in the case of prepayments of the Term Loans, accrued interest to such date on the amount prepaid. Prepayments of the Revolving Credit Loans pursuant to this subsection 3.7(a) shall not reduce the Revolving Credit Commitments. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of Term Loans pursuant to this subsection 3.7(a) shall be applied (x) pro rata (based on outstanding principal amount) to the Tranche A Term Loans and the Tranche B Term Loans and (y) pro rata to the respective then remaining principal installments thereof. Each prepayment pursuant to this subsection 3.7(a) of Loans that are Eurodollar Loans shall be accompanied by accrued and unpaid interest on the amount prepaid.

                  (b In the event of an Equity Issuance (other than (i) a conversion of Indebtedness to equity, (ii) the exercise of stock options held by employees of the Borrower or any of its Subsidiaries, (iii) the issuance of Capital Stock to a Physician Group or any physician associated with a Physician Group as a portion of the consideration for a Permitted Physician Transaction or a Permitted Ancillary Acquisition, (iv) the issuance of Capital Stock by a Subsidiary to the Borrower or another Subsidiary, (v) the issuance of Preferred Stock to the Initial Investors on the Closing Date pursuant to the Goldman Transaction, or (vi) any issuance of Capital Stock to, or any capital contribution by, the Initial Investors, Evercore Partners (and its related funds), a Significant Preferred Stock Shareholder, and/or their respective Affiliates), an amount equal to 50% of the Net Cash Proceeds thereof shall be paid by the Borrower to the Agent on the date of such issuance or incurrence and applied toward the prepayment of the Obligations as set forth in subsections 3.7(f) and 3.7(g).

                  (c) In the event of a Debt Issuance (excluding (i) any Indebtedness issued pursuant to clauses (a) through (g), (i), (j) or (k) of
Section 7.2, (ii) the issuance of Seller Notes, (iii) the incurrence of Deferred Purchase Price, and (iv) the issuance of Indebtedness pursuant to Section 2.14), an amount equal to 100% of the Net Cash Proceeds thereof shall be paid by the Borrower to the Agent on the date of such issuance or incurrence and applied toward the prepayment of the Obligations as set forth in subsections 3.7(f) and 3.7(g).

                  (d) If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Obligations as set forth in subsections 3.7(f) and 3.7(g); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $3,000,000 in any fiscal year of the Borrower, (ii) the Reinvestment Deferred Amount shall be held in a Cash Collateral Account as security for the Obligations, (iii) the Borrower may withdraw funds from such Cash Collateral Account to acquire, prior to the Reinvestment Prepayment Date, assets useful in its business, provided that no Default or Event of Default shall have occurred and be continuing at the time of withdrawal, and (iv) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount shall be applied toward the prepayment (through application of amounts in the Collateral Account or otherwise) of the Obligations as set forth in subsections 3.7(f) and 3.7(g).

                  (e) If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Extraordinary Receipt, then 100% (or 50%, if the Leverage Ratio, as of the last day of the fiscal quarter of the Borrower then most recently ended, is less than 3.0 to 1.0) of the Net Cash Proceeds thereof shall be paid by the Borrower to the Agent on such date and applied toward the prepayment of the Obligations as set forth in subsections 3.7(f) and 3.7(g).

                  (f) Amounts to be applied in connection with prepayments made pursuant to subsections 3.7(b), (c), (d), or (e) shall be applied, first, to the Term Loans, and second, to the Revolving Credit Facility. Prepayments of the Term Loans pursuant to subsections 3.7(b), (c), (d) or (e) shall be applied (i) pro rata (based on outstanding principal amount) to the Tranche A Term Loans and Tranche B Term Loans and (ii) pro rata to the respective then remaining principal installments thereof. Prepayments of the Revolving Credit Facility pursuant to subsections 3.7(b), (c), (d) or (e) shall be applied, first, to the outstanding Reimbursement Obligations and, second, to outstanding Revolving Credit Loans and shall not reduce the Revolving Credit Commitments. Each prepayment of the Loans pursuant to subsection 3.7(b), (c), (d) or (e) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Each prepayment of Loans pursuant to subsection 3.7(b), (c), (d) or (e) shall be made, first, to Base Rate Loans and, second, to Eurodollar Loans.

                  (g) Notwithstanding the foregoing, in respect of any partial prepayment of the Term Loans pursuant to subsections 3.7(a), (b), (c), (d) or
(e), any Lender holding a Tranche B Term Loan may elect to decline receipt of all or part of its share of any such prepayment, and, if such Lender so declines, such share shall be applied to the then outstanding Tranche A Term Loans in accordance with subsection 3.7(f); provided, that (i) any such Tranche B Term Lender that wishes to decline receipt of all or part of its share of any such prepayment shall promptly, and, in any event no later than one Business Day prior to the date specified for such prepayment pursuant to subsection 3.7(h), notify the Agent of such election and the percentage that such Tranche B Term Lender has elected to decline of the prepayment that it would otherwise have been entitled to receive pursuant to subsections 3.7(b), (c), (d) or (e) and
(ii) after giving effect to any concurrent payment of the Loans (other than the Tranche B Term Loans) or Reimbursement Obligations pursuant to subsections 3.7(a), (b), (c), (d) or (e) the Loans (other than the Tranche B Term Loans) and Reimbursement Obligations shall not have been paid in full.

                  (h) The Borrower shall give to the Agent and the Lenders at least five (5) Business Days' prior written notice of each event requiring a prepayment of Term Loans under subsection 3.7(b), (c), (d) or (e), including the amount of Net Cash Proceeds expected to be received therefrom and the date of prepayment; provided, however, that in the case of a Recovery Event, the Borrower shall give such notice within three (3) Business Days after the occurrence of such event.

                  (i) Notwithstanding the provisions of subsection 3.7(f), if at any time a mandatory prepayment of Loans pursuant to subsection 3.7(b), (c), (d) or (e) would result, after giving effect to the procedures set forth above, in the Borrower's incurring breakage costs under Section 3.13 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Borrower may in its sole discretion, so long as no Default or Event of Default shall have then occurred and be continuing, deposit a portion (up to 100%) of the amounts in Dollars that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Agent (which deposit must be equal in amount to the amount of the Affected Eurodollar Loans not immediately prepaid) in a Cash Collateral Account to be held as security for the Obligations, with such cash collateral to be directly applied by the Agent to prepay the Affected Eurodollar Loans on the last day of the Interest Periods applicable thereto (or such earlier date or dates as shall be requested by the Borrower or as shall be determined by the Agent at any time after the occurrence and during the continuation of a Default or Event of Default). Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited in the Cash Collateral Account pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Loans would otherwise have been immediately prepaid with the amounts deposited, and, upon the taking of any action by the Agent or the Lenders pursuant to the remedial provisions of
Section 8, any amounts held as cash collateral pursuant to this subsection 3.7(i) shall, subject to the requirements of applicable law, be immediately applied to prepay such Loans.

                  (j) If at any time the Aggregate Outstanding Revolving Credit exceeds the Revolving Credit Commitments, the Borrower shall immediately prepay the excess, together with accrued and unpaid interest on the amount prepaid.

                  (k) To the extent that any prepayment of a Eurodollar Loan is made on a date other than the last day of its Interest Period, the Borrower shall compensate each Lender in accordance with Section 3.13. Amounts paid or prepaid on account of the Term Loans may not be reborrowed.

                  3.8 Minimum Amounts and Maximum Number of Eurodollar Tranches. All borrowings, Conversions and Continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than eight Eurodollar Tranches outstanding at any time.

                  3.9 Increased Cost and Reduced Return. (a) If, after the date hereof, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                  (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty or other charge with respect to any Eurodollar Loans, its Notes or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitments of such Lender hereunder; or

                  (iii) shall impose on such Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement, its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this subsection 3.9(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.12 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b If, after the date hereof, any Lender shall have determined that the adoption of any Requirement of Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  (d Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.9 shall not constitute a waiver of such Lender's right to demand such compensation; provided, however, that the Borrower shall not be required to compensate any Lender pursuant to this Section 3.9 for any increased costs or reduction in amounts receivable or rate of return on capital incurred more than 180 days prior to the date that such Lender notifies the Borrower of the event or occurrence giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided, further that, if the event or occurrence giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  3.10 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

                  (a the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

                  3.11 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.12 shall be applicable).

                  3.12 Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into Eurodollar Loans shall be suspended pursuant to Section 3.9 or 3.11, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) (or, in the case of a Conversion required by Section 3.11, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 3.9 or 3.11 that gave rise to such Conversion no longer exists:

                  (a to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.9 or 3.11 that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 3.12 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans of the same Class made by other Lenders are outstanding, such Lender's Base Rate Loans of such Class shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans of such Class held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments (or, in the case of Term Loans, in accordance with the outstanding principal amounts thereof).

                  3.13 Compensation. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 8) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 4 to be satisfied) to borrow, Convert, Continue or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation or prepayment specified in the relevant notice of borrowing, prepayment, Continuation or Conversion under this Agreement.

                  3.14 Taxes. (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect, thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.14) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 10.2, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In  addition,  the  Borrower  agrees  to pay  any  and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) THE BORROWER AGREES TO INDEMNIFY EACH LENDER AND THE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED OR ASSERTED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 3.14) PAID BY SUCH LENDER OR THE AGENT (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST, AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to subsection 3.14(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under subsection 3.14(a) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.14, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.14 shall survive the termination of the Commitments and the payment in full of the Notes.

                  3.15 Replacement of Lenders. In the event (a) any Lender requests compensation pursuant to Section 3.9, (b) any Lender delivers a notice to the Borrower pursuant to Section 3.11 or (c) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 3.14, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in subsection 10.6(b)(iv)), upon notice to such Lender and the Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.6), all of its interests, rights and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) such assignment shall not conflict with any Requirement of Law, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the Borrower or such Eligible Assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of 100% of the principal of and interest accrued to the date of such payment on the outstanding Loans and Reimbursement Obligations of such Lender, respectively, plus all Commitment Fees and other amounts accrued for the account of such Lender hereunder (including any amounts under Sections 3.9, 3.13 and 3.14); provided further that if prior to any such assignment the circumstances or event that resulted in such Lender's request or notice under Section 3.9 or 3.11 or demand for additional amounts under Section 3.14, as the case may be, shall cease to exist or become inapplicable for any reason or if such Lender shall waive its rights in respect of such circumstances or event under Section 3.9, 3.11 or 3.14, as the case may be, then such Lender shall not be required to make such assignment hereunder.

                     SECTION 4.  CONDITIONS PRECEDENT

                  4.1 Conditions to this Agreement. The effectiveness of this Agreement is subject to the satisfaction, on or before the Closing Date, of the following conditions precedent (in form and substance acceptable to the Agent):

                  (a)  Loan  Documents.   The  Agent  shall  have  received  the
following Loan Documents, duly executed and delivered as required below:

                  (i)  this   Agreement,   executed  and  delivered  by  a  duly
authorized officer of the Borrower, with a counterpart for each Lender;

                  (ii) a Revolving Credit Note, executed and delivered by a duly authorized officer of the Borrower, payable to the order of each Revolving Credit Lender and in a principal amount for each Revolving Credit Lender equal to its Revolving Credit Commitment;

                  (iii) a Tranche A Term Note, executed and delivered by a duly authorized officer of the Borrower, payable to the order of each Tranche A Term Lender and in a principal amount for each Tranche A Term Note Lender equal to its Tranche A Term Commitment;

                  (iv) a Tranche B Term Note, executed and delivered by a duly authorized officer of the Borrower, payable to the order of each Tranche B Term Lender and in a principal amount equal to its Tranche B Term Commitment;

                  (v) the Guarantee and Collateral Agreement, executed and delivered by duly authorized officers of the Borrower and each of its Subsidiaries, with a counterpart or a conformed copy for each Lender;

                  (vi) a Consent, in substantially the form of Exhibit E, executed by each Affiliated Provider as may be required by the Agent, with such changes thereto as may be approved by the Agent;

                  (vii) the First Amendment to Mortgage, executed and delivered by a duly authorized officer of ProMedCo of the Hudson Valley, Inc. in the form of Exhibit F; and

                  (viii) a Split Dollar Policy Agreement and Acknowledgment in substantially the form of Exhibit G duly executed by (A) each insurance company that has issued a split dollar life insurance policy that has been assigned to the Borrower or any of its Subsidiaries and (B) the Borrower and each of its Subsidiaries that is an assignee of any such split dollar life insurance policy, or the execution and delivery of such notices to, or consents by, such insurance companies as may be required by the Agent.

                  (b) Closing Certificates. The Agent shall have received, with a counterpart for each Lender, (i) a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit H-1, and (ii) a certificate of each other Loan Party, dated the Closing Date, substantially in the form of Exhibit H-2, each of which certificates shall be completed with appropriate insertions and attachments.

                  (c) Fees. The Agent and each Lender shall have received payment of all fees and expenses owed to it by the Borrower, including, without limitation, the fees to be received on or before the Closing Date pursuant to subsection 3.2.

                  (d) Legal Opinions. The Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                  (i) the executed legal opinion of Dyer Ellis & Joseph, P.C., counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit L-1;

                  (ii) the executed legal opinion of Deborah A. Johnson, Esq., General Counsel for the Borrower and its Subsidiaries, substantially in the form of Exhibit L-2;

                  (iii) the executed legal opinion of Boult, Cummings, Conners & Berry, PLC, special counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit L-3; and

                  (iv) the executed legal opinion of McDermott, Will & Emery, special counsel to the Borrower and the Subsidiaries, substantially in the form of Exhibit L-4.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

                  (e) Actions to Perfect Liens Under Security Documents. The Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, the delivery of certificates representing shares of stock pledged pursuant to any Security Document, together with undated stock powers, and the delivery of the promissory notes pledged pursuant to any Security Document, each endorsed in a manner satisfactory to the Agent, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed, and all agreements, statements and other documents relating thereto shall be in form and substance satisfactory to the Agent.

                  (f) Actions to Perfect Assignments of Receivables Under Service Agreements. The Agent shall have received evidence in form and substance satisfactory to it that (i) all filings, recordings, registrations and other actions, including, without limitation, the filing of financing statements on form UCC-1, necessary, or in the opinion of the Agent, desirable to perfect the ownership interest of the Borrower and its Subsidiaries in all Receivables assigned to the Borrower and its Subsidiaries from Affiliated Providers pursuant to the Service Agreements, shall have been completed and (ii) all such filings, recordings, registrations and other actions have been assigned of record to the Agent.

                  (g) Insurance. The Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of Section 5.3 of the Guarantee and Collateral Agreement and each Mortgage shall have been satisfied.

                  (h) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received (i) the Pro Forma Balance Sheet, and (ii) audited consolidated financial statements of the Borrower and its Subsidiaries for the 1997, 1998, and 1999 fiscal years, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Borrower and its Subsidiaries.

                  (i) Related Agreements. The Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of each Service Agreement (including all amendments thereto) in effect on the Closing Date and each agreement or instrument evidencing Existing Subordinated Indebtedness.

                  (j) Receivables Report. The Agent shall have received a copy of a receivables report in substantially the form of Exhibit M, satisfactory to the Agent, with respect to Receivables of the Borrower and its Subsidiaries outstanding on April 30, 2000.

                  (k)  Due  Diligence.  The  completion  of due  diligence  with respect to the Borrower and its Subsidiaries in scope and determination satisfactory to the Agent in its sole discretion, including, without limitation, due diligence with respect to historical financial information, litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, Material Contracts, agreements evidencing Indebtedness, contingent liabilities, property ownership, management, and compliance with Requirements of Law.

                  (l) No Disruption of Financial Markets. The absence of any disruption or adverse change in the financial or capital markets generally which the Agent, in its sole discretion, deems material in connection with the syndication of the credit facility evidenced by this Agreement.

                  (m) No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 1999, in the business, assets, liabilities (actual or contingent), operations, conditions (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to the Agent and the Lenders.

                  (n) Year 2000. Receipt and review, with results satisfactory to the Agent and the Lenders, of information confirming that the "Year 2000 problem" (i.e., the inability of certain computer applications and devices containing imbedded computer chips to recognize correctly and perform date-sensitive functions involving certain dates prior to and after December 31,
1999), has not had and reasonably is not expected to have a Material Adverse Effect.

                  (o) Goldman  Transaction.  The Goldman  Transaction shall have closed or will close  simultaneously  with this Agreement.  The Agent shall have received copies of all documents and agreements evidencing the Goldman Transaction and such documents and agreements shall be reasonably satisfactory to the Agent. There shall not exist any order, decree, judgment, ruling or injunction which restrains the consummation of the Goldman Transaction or the transactions contemplated by the Loan Documents.

                  (p) Proxy. The Agent shall have received a copy of the proxy and all supplements thereto distributed by the Borrower to its shareholders, certified by the Secretary or an Assistant Secretary of the Borrower.

                  (q) No Default. No Default or Event of Default shall have occurred and be continuing.

                  (r) Representations and Warranties. All of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date hereof as if made on and as of such date.

                  (s) Accrued Interest and Commitment Fees. All accrued and unpaid interest and fees under the Existing Credit Agreement, up to but not including the Closing Date, shall have been paid by the Borrower to the Agent.

                  (t) Post Closing Matters. The Borrower shall have duly executed and delivered to the Agent an agreement substantially in the form of Exhibit S.

                  4.2 Conditions to Each Extension of Credit. The obligation of each Lender to make any Extension of Credit (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by any of the Loan Parties in or pursuant to the Loan Documents shall be true and correct on and as of the date of such Extension of Credit as if made on and as of such date.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing immediately before or after giving effect to such Extension of Credit.

                  (c) Additional Matters. All corporate and other proceedings and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each Extension of Credit hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this Section 4.2 have been satisfied.

                  SECTION 5.  REPRESENTATIONS AND WARRANTIES

                  To induce the Agent and the Lenders to enter into this Agreement and to make the Extensions of Credit, the Borrower hereby represents and warrants to the Agent and each Lender that:

                  5.1 Financial Condition. (a) The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1999, and the related audited consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Arthur Andersen LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at March 31, 2000, and the related unaudited consolidated statements of income and cash flows for the 3-month period ended on such date, are complete and correct and present fairly the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the 3-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its Consolidated Subsidiaries had, at the date of the balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from December 31, 1999, to and including the date hereof, there has been no sale, transfer or other disposition by the Borrower or any of its Consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its Consolidated Subsidiaries at December 31, 1999.

                  (b) The pro forma consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 2000 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Goldman Transaction, (ii) the transactions contemplated by this Agreement, and (iii) the payment of all fees and expenses in connection with this Agreement and the Goldman Transaction. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as of the Closing Date assuming that the events specified in the preceding sentence had actually occurred at such date. The Pro Forma Balance Sheet has been prepared in accordance with the requirements of Regulation S-X under the Securities Act applicable to a registration statement under the Securities Act on Form S-1.

                  5.2 No Change; Solvent. Since December 31, 1999, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect. Each Loan Party is Solvent.

                  5.3 Corporate Existence; Compliance with Law. Each of the Borrower and its Subsidiaries and, to the best of its knowledge, each of the Affiliated Providers (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect, (d) has all licenses, accreditations, authorizations, permits, consents and approvals (including, without limitation, all accreditations and certifications as a provider of health care services eligible to receive payment and compensation under, and to participate in, any Governmental Program) required to carry on its business as now conducted, except where failure to have the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (e) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  5.4 Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and to borrow Loans hereunder, and has taken all necessary corporate action to authorize the Loans on the terms and conditions of this Agreement, the Notes and each other Loan Document to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Borrower in connection with the Extensions of Credit hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. Each Loan Document to which the Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  5.5 No Legal Bar. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the Extensions of Credit hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or Contractual Obligation of the Borrower and (b) will not result in, or require, the creation or imposition of any Lien on any of its or its Subsidiaries' respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                  5.6 No Material Litigation. Except as disclosed in Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower, any Subsidiary or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, (b) with respect to the Goldman Transaction, or (c) which could reasonably be expected to have a Material Adverse Effect. Except as disclosed in Schedule 5.6 and to the best of the Borrower's knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against any Affiliated Provider or against any of its properties or revenues
(a) with respect to any of the Loan Documents or Service Agreements or any of the transactions contemplated hereby or thereby or (b) which could reasonably be expected to have a Material Adverse Effect.

                  5.7 No Default. Neither the Borrower nor any Subsidiary nor, to the best of the Borrower's knowledge, any of the Affiliated Providers is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  5.8 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.3. Schedule 5.8 hereto lists all of the real property owned in fee or leased by the Borrower and its Subsidiaries on the Closing Date.

                  5.9 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all patents, patent applications, trademarks, trademark applications, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted or as proposed to be conducted (the "Intellectual Property"), except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  5.10 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect. Schedule 5.10 sets forth a complete and accurate list as of the Closing Date of each Material Contract to which the Borrower or any Subsidiary is a party or by which it or any of its assets are bound or subject. All of the Material Contracts are in full force and effect, and neither the Borrower nor any Subsidiary is in default under any Material Contract and no other Person that is a party thereto is in default under any Material Contract, except for defaults that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  5.11 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed and has paid all material taxes shown to be due and payable on said returns or on any material assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be) and no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge.

                  5.12 Federal Regulations. No part of the proceeds of any Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under the Regulations, including without limitation, Regulation U. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of any of the Regulations. No more than 25% of the assets of the Borrower and its Subsidiaries are margin stock. None of the Borrower and its Subsidiaries nor any agent acting on their behalf, have taken or will take any action which might cause the Borrower, the Lenders, this Agreement or any other Loan Document to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect. Neither the making of any Loans nor the application of any proceeds thereof will violate, or be inconsistent with, the provisions of any of the Regulations. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U.

                  5.13 ERISA. Schedule 5.13 sets forth a complete and accurate list as of the Closing Date of all Plans. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan that could reasonably be expected to have a Material Adverse Effect, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred that could reasonably be expected to have a Material Adverse Effect, and no Lien on the property of the Borrower or any of its Subsidiaries in favor of the PBGC or a Plan has arisen, during such five-year period. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA that could reasonably be expected to have a Material Adverse Effect if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. There have been no transactions that resulted or could result in any liability to the Borrower or any Commonly Controlled Entity under Section 4069 of ERISA or
Section 4212(c) of ERISA that could reasonably be expected to have a Material Adverse Effect.

                  5.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

                  5.15   Subsidiaries.   Schedule   5.15  sets   forth  all  the
Subsidiaries of the Borrower at the date hereof, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

                  5.16 Purpose of Loans. The proceeds of the Revolving Credit Loans and the Tranche B Term Loans shall be used by the Borrower for working capital in the ordinary course of business and Permitted Physician Transactions and Permitted Ancillary Acquisitions. The Tranche A Term Loans result from the conversion and extension of Revolving Credit Loans and 364-Day Loans (as such terms are defined in the Existing Credit Agreement) into Tranche A Term Loans.

                  5.17 Environmental Matters. Except as set forth on Schedule 5.17:

                  (a) To the best knowledge of the Borrower, the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (b) To the best knowledge of the Borrower, the Properties and all operations at the Properties are in compliance, and at all times during the last five years have been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could reasonably be expected to have a Material Adverse Effect. The Borrower has not assumed any liability of any Person under Environmental Laws.

                  (c) Neither the Borrower nor any of its Subsidiaries has received or is aware of any claim or any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such claim or notice will be received or is being contemplated, considered or threatened except insofar as such claim or notice or threatened claim or notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

                  (d) To the best knowledge of the Borrower after due inquiry, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action or investigation is pending or, to the best knowledge of the Borrower after due inquiry, contemplated or threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (f) To the best knowledge of the Borrower after due inquiry, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  5.18 No Material Misstatements. The Offering Memorandum does not contain any material misstatement of fact and does not omit to state any material fact necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading. The written information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Borrower and its Subsidiaries to the Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, do not contain any material misstatement of fact and do not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

                  5.19 Labor Matters. Except as disclosed in Schedule 5.19, there are no collective bargaining agreements covering the Borrower or any of its Subsidiaries as of the Closing Date. There are no strikes pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Borrower and each of its Subsidiaries have not been in violation of any applicable Requirements of Law, except where such violations could not reasonably be expected to have a Material Adverse Effect.

                  5.20 Year 2000 Compliance. The Borrower has (a) initiated a review and assessment of all material areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (c) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  5.21 Indebtedness. Schedule 5.21 sets forth, as of the Closing Date, all Indebtedness of the Borrower and its Subsidiaries, including, without limitation, each instrument or agreement evidencing Indebtedness of the Borrower or any of its Subsidiaries, all Guarantee Obligations of the Borrower and its Subsidiaries, and all Existing Subordinated Indebtedness.

                  5.22 Health Care Permits. (a) (i) The Borrower and each of the Subsidiaries and, to the best of its knowledge, each of the Affiliated Providers, now have, and have no reason to believe that they will not be able to maintain in effect, all Health Care Permits necessary for the conduct of their respective businesses or operations in accordance with all Requirements of Law,
(ii) all such Health Care Permits are in full force and effect and have not been amended or otherwise modified, canceled, terminated, rescinded, revoked or suspended, (iii) neither the Borrower nor any of its Subsidiaries nor, to the best of its knowledge, any of the Affiliated Providers, is in default under, or in violation of, any such Health Care Permit (and to the best knowledge of the Borrower, no event has occurred, and no condition exists, which, with the giving of notice or passage of time or both, would constitute a default thereunder or violation thereof) that has caused or could reasonably be expected to cause the loss of any such Health Care Permit, (iv) neither the Borrower nor any Subsidiary nor, to the best of its knowledge, any Affiliated Provider has received any notice of a violation of any Requirement of Law or Contractual Obligation which has caused or could reasonably be expected to cause any such Health Care Permit to be modified, canceled, terminated, rescinded, revoked or suspended, (v) no condition exists or event has occurred which could reasonably be expected to result in the suspension, cancellation, termination, revocation, impairment, forfeiture or non-renewal of any such Health Care Permit and (vi) the continuation, validity and effectiveness of all such Health Care Permits will not in any way be adversely affected by the transactions contemplated by this Agreement, except for such instances that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (b) Each Affiliated Provider is (i) fully qualified to participate in, receive payment under, and in compliance with the conditions of participation in each Governmental Program in which such Affiliated Provider has elected to participate or with which such Affiliated Provider has contracted, and (ii) fully qualified and eligible to receive reimbursement from private and commercial payors, including, but not limited to employers, insurers and health maintenance organizations, except where the loss of the right to participate in or receive payments under such Governmental Programs or from such payors or organizations could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  5.23 Fraud and Abuse. Neither (i) the Borrower nor any Subsidiary, (ii) nor any of their respective shareholders, officers, directors or employees, (iii) nor, to the best of the Borrower's knowledge, any Affiliated Provider, has engaged in or is being investigated (exclusive of routine audits in the ordinary course of business) for any activities that are prohibited under the Federal False Claims Act (31 U.S.C. ss.ss. 3729 - 3733), 42 U.S.C. 1395 nn, 18 U.S.C. ss. 1347 or the federal fraud and abuse laws (42 U.S.C. ss.ss. 1320a - 7a or 1320a - 7b), or the regulations promulgated pursuant to such statutes or similar state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited to, the following: (a) knowingly presenting or causing to be presented a false claim for payment, (b) knowingly presenting or causing to be presented a false record in order to receive payment for a claim, (c) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment, (d) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment, (e) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently, (f) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (i) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other third party payors, or (ii) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare, Medicaid or other third-party payors, or (g) referring a patient for "designated health services" to a Person with which a physician has a financial relationship, except for such instances of prohibited activities that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Borrower nor any Subsidiary or Affiliated Provider, nor any of their respective officers or directors has been excluded from participation in any Governmental Program.

                  5.24 Reimbursement from Third Party Payors. The Receivables assigned to the Borrower and each Subsidiary by the Affiliated Providers have been and will continue to be adjusted so as to comply with the reimbursement policies of Government Programs and third party payors such as Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, and managed care systems. The Receivables so assigned do not and shall not exceed in any material respect the amounts that the relevant Affiliated Providers are entitled to receive for their services under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to the usual charges of such Affiliated Providers.

                  5.25 Title to Receivables. Upon the assignment of each Receivable of an Affiliated Provider to the Borrower or a Subsidiary pursuant to a Service Agreement, the Borrower or the relevant Subsidiary shall acquire all of the right, title and interest of the Affiliated Provider in such Receivable free and clear of any Lien or adverse claim and shall have a perfected, first priority ownership interest in such Receivable (except for Liens created pursuant to the Security Documents). Each assignment of a Receivable by an Affiliated Provider to the Borrower or a Subsidiary pursuant to a Service Agreement will constitute a true and absolute assignment (and not an assignment for security purposes) under the laws of all relevant jurisdictions, and no such assigned Receivable will constitute property of such Affiliated Provider. No financing statement or other instrument similar in effect covering all or part of any Receivable assigned by an Affiliated Provider to the Borrower or a Subsidiary is on file in any filing or recording office, except as may have been filed in favor of the Agent pursuant to the Security Documents or in favor of the Borrower or a Subsidiary (with the Agent named as assignee) pursuant to the relevant Service Agreement.

                  5.26 Investments. Set forth on Schedule 5.26 is a complete and accurate list of all Investments held by the Borrower and its Subsidiaries on the Closing Date, showing as of the Closing Date, the type of Investment, the amount, the obligor or issuer and maturity, if any, thereof.

                  5.27 Security Documents. (a) The Guarantee and Collateral Agreement creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and the proceeds thereof. In the case of the Pledged Notes and Pledged Stock (as such terms are defined in the Guarantee and Collateral Agreement), the delivery of the Pledged Notes and the Pledged Stock to the Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, the financing statements and other filings listed on Schedule 5.27(a) (together with any other filings specified in Joinder Agreements after the date hereof), perfect in favor of the Agent, for the benefit of the Lenders, a Lien on and security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except in the case of Collateral other than Pledged Notes or Pledged Stock, Liens permitted by Section 7.3).

                  (b) Each of the Mortgages is effective to create in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 5.27(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person except for Liens permitted by Section 7.3.

                  5.28 Bank Accounts. As of the Closing Date, Schedule 5.28 sets forth the account numbers and locations of all bank accounts, deposit accounts, investment accounts and other accounts of the Borrower and its Subsidiaries.

                  5.29 Split Dollar Agreements. As of the Closing Date, Schedule
5.29 sets forth all split dollar agreements to which the Borrower or any of its Subsidiaries is a party, all collateral assignments relating to such agreements, all split dollar life insurance policies that have been assigned to the Borrower or any of its Subsidiaries, all rabbi trust agreements to which the Borrower or any Subsidiary is a party, and all related escrow agreements and promissory notes.

                  5.30 Form of Service Agreement. Attached as Exhibit T is the form of Service Agreement being used by the Borrower and its Subsidiaries as of the Closing Date.

                      SECTION 6.  AFFIRMATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other Obligation is owing to any Lender or the Agent, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

                  6.1  Financial  Statements.  Furnish  to the  Agent  and  each
Lender:

                  (a) as soon as available, but in any event within 100 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing acceptable to the Agent in its reasonable judgment; and

                  (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its Consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP.

                  6.2 Certificates; Other Information. Furnish to the Agent and (except in the case of clause (m)) each Lender:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and (b), a Compliance Certificate signed by a Responsible Officer (i) stating that, to the best of such officer's knowledge, no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto, (ii) setting forth in reasonable detail the calculations required to determine (A) compliance with Section 7.1, and (B) the Applicable Margin that will take effect on the Calculation Date immediately following the date on which such Compliance Certificate is delivered, (iii) stating that no Subsidiary has been formed or acquired (or, if any Subsidiary has been formed or acquired, the Borrower has complied with the requirements of Section 6.10 with respect thereto), (iv) containing rolling four quarter projections for the Borrower and its Subsidiaries, and (v) stating that neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of the Loan Documents with respect thereto;

                  (c) as soon as available, but in any event not later than thirty days after the end of each fiscal year of the Borrower, (i) a copy of the detailed projections by the Borrower of the operating budget, cash flow budget and capital budget of the Borrower and its Subsidiaries on a quarterly basis for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such officer has no reason to believe they are incorrect or misleading in any material respect and
(ii) in the event that the budgeted Capital Expenditures of the Borrower and its Subsidiaries contained in such projections exceed the amount of Capital Expenditures permitted by Section 7.10, a request in the form of Exhibit N for the consent of the Required Lenders (at their sole discretion) to such budgeted Capital Expenditures;

                  (d) within five days after receipt thereof, a copy of any report or "management letter" submitted by independent accountants to the Borrower or any Subsidiary in connection with any annual, interim or special audit of the books of such Person;

                  (e) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (f) within five days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which the Borrower may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority, and such other documents or instruments as may be reasonably requested by the Agent in connection therewith;

                  (g) within one day after the issuance thereof, a copy of each press release and other statement that the Borrower or any Subsidiary shall make available generally to the public;

                  (h) not less than fourteen days prior to the closing of any Permitted Physician Transaction or Permitted Ancillary Acquisition, a Transaction Notice containing the following items, each in form and substance reasonably satisfactory to the Agent:

                  (i) a description of the Acquired Assets;

                  (ii) a description of the material terms of such Permitted Physician Transaction or Permitted Ancillary Acquisition (including, without limitation, the purchase price, method and structure of payment, and proposed closing date), provided that a description of any additional or changed material terms of such Permitted Physician Transaction or Permitted Ancillary Acquisition shall be disclosed to the Agent within three (3) days of such addition or change;

                  (iii) projected revenue and Consolidated EBITDA contribution levels with respect to the Acquired Assets, prepared on a quarterly basis for the two-year period following the consummation of such Permitted Physician Transaction or Permitted Ancillary Acquisition, in reasonable detail and containing an explanation of the underlying assumptions;

                  (iv)   confirmation,    supported   by   reasonably   detailed
calculations (including an explanation of the underlying assumptions), of projected covenant compliance under this Agreement over the four quarter period following such Permitted Physician Transaction or Permitted Ancillary Acquisition after giving effect to the pro forma consolidation of the Acquired Assets with the Borrower and its Subsidiaries; provided, however, that such confirmation is not required for separate individual roll-ins of five or fewer doctors representing an aggregate Transaction Amount of less than $1,500,000; and

                  (v) a description of any Liens to be incurred or assumed in connection with such Permitted Physician Transaction or Permitted Ancillary Acquisition;

                  (i) at least seven days (or such shorter time period as may be approved by the Agent) prior to the closing of each Permitted Physician Transaction or Permitted Ancillary Acquisition, a copy of each material agreement or document, including any acquisition agreement, merger agreement, master transaction agreement or Service Agreement relating to such Physician Transaction or Permitted Ancillary Acquisition;

                  (j) within thirty days after the last day of each calendar month of the Borrower, an Accounts Receivable Aging Report as of the last day of the preceding calendar month, in substantially the form of Exhibit M, certified by a Responsible Officer;

                  (k) within thirty days after the last day of each calendar month, a detailed report of all Physician Transactions closed by the Borrower and its Subsidiaries during the twelve month period then most recently ended, in a format reasonably satisfactory to the Agent, certified by a Responsible Officer;

                  (l) within thirty days after the last day of each calendar month, a detailed report of projected Single Physician Transactions for the six month period following such calendar month, in a format reasonably satisfactory to the Agent, certified by a Responsible Officer;

                  (m) within thirty days after the end of each calendar month, such information regarding the capitation liability and risk of the Borrower and its Subsidiaries directly or indirectly relating to Berkshire, Massachusetts, and the surrounding market (and other markets where the Borrower or its Subsidiaries have entered into capitation arrangements similar to those undertaken by the Borrower and Subsidiaries in Berkshire, Massachusetts), as the Agent may request;

                  (n) within fourteen days after the creation thereof, the account number and location of each bank account, deposit account, investment account or similar account created by the Borrower or any Subsidiary;

                  (o) on or before the last day of each calendar month, detailed cash flow projections for the Borrower and its Subsidiaries for each month during the three month period immediately following such calendar month in a format satisfactory to the Agent;

                  (p) on or before the second anniversary of the Closing Date and on the date occurring every two years thereafter, a viability study of the Star Program by an independent consultant acceptable to the Agent; and

                  (q) promptly, such additional financial and other information as the Agent or any Lender may from time to time reasonably request.

                  6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                  6.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as conducted by the Borrower and its Subsidiaries on the Closing Date and preserve, renew and keep in full force and effect its corporate existence and maintain all rights, privileges, licenses, accreditations, authorizations, permits and franchises necessary or desirable in the normal conduct of the business of the Borrower and its Subsidiaries, except as otherwise permitted pursuant to Section 7.5; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

                  6.5 Maintenance of Property; Insurance. Keep all property useful and necessary in the business of the Borrower and its Subsidiaries in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption insurance) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, information in full detail as to the insurance carried.

                  6.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants, in each case at any reasonable time and as often as may reasonably be desired.

                  6.7 Notices. Promptly give notice to the Agent and each Lender of:

                  (a) as soon as possible and in any event within five days after the occurrence thereof, any Default or Event of Default;

                  (b) as soon as possible and in any event within five days after the Borrower knows or reasonably should know thereof, any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) as soon as possible and in any event within two days after the Borrower knows or reasonably should know thereof, any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (d) any of the following events, as soon as possible and in any event within thirty days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

                  (e) any of the following events, as soon as possible and in any event within thirty days after the Borrower knows or has reason to know thereof: (i) any release or discharge by the Borrower or any Subsidiary of any Materials of Environmental Concern required to be reported under Environmental Laws to any Governmental Authority, (ii) any condition, circumstance, occurrence or event that could result in liability under Environmental Laws in a Material Environmental Amount or could result in the imposition of any Lien or other restriction on the title, ownership or transferability of any Property and (iii) any proposed action to be taken by the Borrower or any Subsidiary that could subject the Borrower or any Subsidiary to any material additional or different requirements or liabilities under Environmental Law;

                  (f) as soon as possible and in any event within five days after the occurrence thereof, the termination, cancellation or repudiation of any Service Agreement by any party thereto or receipt or issuance by the Borrower or any Subsidiary of any notice thereof;

                  (g) any of the following events, as soon as possible and in any event within five days, after the Borrower knows or reasonably should know thereof, (i) notice of the occurrence of any event that is or would (with the passage of time, notice or both) be a default under or a violation of any Health Care Permit necessary for the lawful conduct of the business or operations of the Borrower, any Subsidiary or any Affiliated Provider that could reasonably be expected to have a Material Adverse Effect, (ii) any violation of any Requirement of Law that could reasonably be expected to cause any such Health Care Permit to be modified, suspended, canceled, terminated, rescinded or revoked, and (iii) any investigation of the Borrower, any Subsidiary or any Affiliated Provider or its business by the Office of the Inspector General of the United States Department of Health and Human Services, the United States Department of Justice, or any other Governmental Authority;

                  (h) as soon as possible and in any event within five days after receipt thereof by the Borrower or any Subsidiary, notice from any Governmental Authority of a violation by the Borrower or any Subsidiary of any Requirement of Law; and

                  (i) as soon as possible and in any event within five days after the Borrower knows or reasonably should know thereof, any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                  6.8 Environmental Laws. (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

                  6.9 Further Assurances. Upon the request of the Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents, instruments and agreements which are necessary or advisable to carry out the provisions and purposes of this Agreement and the Security Documents, including, without limitation, the execution of any and all documents for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to create or maintain in favor of the Agent, for the benefit of the Agent and the Lenders, Liens on the Collateral that are perfected in accordance with all applicable Requirements of Law.

                  6.10 Additional Collateral; Service Agreements. (a) With respect to each acquisition of any assets (other than leasehold interests in real property) made after the Initial Closing Date by the Borrower or any of its Subsidiaries, immediately prior to, or simultaneously with, the closing of each such acquisition: (i) execute and deliver to the Agent such amendments to the relevant Security Documents or such other documents (including Mortgages) as the Agent shall deem necessary or advisable to grant to the Agent, for the benefit of the Agent and the Lenders, a Lien on such assets, (ii) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Agent, (iii) with respect to real property, deliver to the Agent such title insurance policies, surveys, environmental reports and other documents as the Agent may require, (iv) take all actions necessary or advisable to perfect the ownership interest of the Borrower and each Subsidiary in all Receivables assigned to it from time to time by an Affiliated Provider pursuant to a Service Agreement or otherwise in accordance with all applicable Requirements of Law, including, without limitation, the filing of such financing statements in such jurisdictions as may be requested by the Agent, (v) deliver to the Agent Uniform Commercial Code and other Lien searches confirming the perfection and priority of the Liens created pursuant to this subsection 6.10(a) and (vi) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described in clauses (i), (ii) and (iv) immediately preceding (and any other matters relating to the Borrower and its Subsidiaries or the Loan Documents in the relevant jurisdiction as may be requested by the Agent), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

                  (b)  With  respect  to each  Person  that,  subsequent  to the
Initial Closing Date, becomes a Subsidiary, immediately prior to, or simultaneously with, each such Person becoming a Subsidiary: (i) execute and deliver to the Agent, for the benefit of itself and the Lenders, a new pledge agreement or such amendments to the Guarantee and Collateral Agreement as the Agent shall deem necessary or advisable to grant to the Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement, by execution and delivery to the Agent of a Joinder Agreement, (B) to take all actions necessary or advisable to cause the Lien created by the Guarantee and Collateral Agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Agent, (C) to take all actions necessary or advisable to perfect such new Subsidiary's ownership interest in all Receivables assigned from time to time to such Subsidiary by an Affiliated Provider pursuant to a Service Agreement or otherwise in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Agent, (D) except with respect to leasehold interests in real property, to take all actions necessary or advisable to create and perfect a Lien in favor of the Agent on all other assets of such Subsidiary (including the execution and delivery of Mortgages), (E) with respect to real property (other than leasehold interests in real property), deliver to the Agent such title insurance policies, surveys, and other documents (including environmental assessments) as the Agent may require and (F) to execute and deliver such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Subsidiary, the authorization of the transactions contemplated hereby and by the other Loan Documents relating to such Subsidiary and any other legal matters relating to such Subsidiary and the Loan Documents to which it is or is to become a party, all in form and substance satisfactory to the Agent and its counsel, (iv) deliver to the Agent Uniform Commercial Code and other Lien searches confirming the perfection and priority of the Liens created pursuant to clause (iii) above and (v) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described in clauses
(i), (ii), (iii), and (iv) immediately preceding (and any other matters relating to the Borrower and its Subsidiaries or the Loan Documents in the relevant jurisdiction as may be requested by the Agent), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

                  (c) With respect to each Service Agreement entered into by the Borrower or any of its Subsidiaries after the Initial Closing Date, immediately prior to, or simultaneously with, execution of each such Service Agreement: (i) deliver to the Agent a copy of such Service Agreement, (ii) deliver to the Agent a Consent in substantially the form of Exhibit E executed by the Affiliated Provider that is a party to such Service Agreement, and (iii) deliver to the Agent a copy of a legal opinion issued to the Borrower or such Subsidiary (which by its terms may be relied upon by the Agent and the Lenders) by counsel for the Affiliated Provider that is a party to such Service Agreement regarding the due organization and existence of the Affiliated Provider, the due authorization of its execution and delivery of the Service Agreement, the enforceability of the Service Agreement, and the perfection and priority of the ownership interest of the Borrower or such Subsidiary in all Receivables assigned to it thereunder; provided, however, that the Borrower shall not be required to deliver such a legal opinion with respect to a Physician Transaction involving no more than three physicians.

                  (d) Each Service Agreement entered into by the Borrower or any Subsidiary with an Affiliated Provider after the Closing Date shall contain terms and conditions substantially the same as those contained in Sections 3.1.10, 7, and 12.12 of the form of Service Agreement attached hereto as Exhibit T.

                  6.11 Year 2000 Compliance. Promptly notify the Agent in the event the Borrower discovers or determines that any computer application
(including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' or Affiliated Providers' business and operations is not Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                                           SECTION 7.  NEGATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other Obligation is owing to any Lender or the Agent, the Borrower shall not, and (except with respect to Section 7.1) shall not permit any of its Subsidiaries to, directly or indirectly:

                  7.1      Financial Covenants.

                  (a) Consolidated Net Worth. Permit Consolidated Net Worth as of the last day of any fiscal quarter of the Borrower to be less than the "Minimum Compliance Level". The Minimum Compliance Level shall be $170,312,000, and shall be increased as of the last day of each fiscal quarter of the Borrower ending after March 31, 2000, commencing with the fiscal quarter ending June 30, 2000, by an amount equal to the sum of (i) 75% of Consolidated Net Income (if positive) for such fiscal quarter and (ii) 75% of the amount of any Equity Issuance (net of reasonable transaction costs) by the Borrower or any Subsidiary during such fiscal quarter (other than any capital contribution by the Borrower or any of its Subsidiaries to any Subsidiary of the Borrower). The foregoing increases in the Minimum Compliance Level shall be fully cumulative and no reduction in the Minimum Compliance Level shall be made to reflect negative Consolidated Net Income for any period.

                  (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter of the Borrower, to be less than the ratio set forth below for the calendar year during which such fiscal quarter end occurs:

-------------------------------------------------- ----------------------------
             Calendar Year Ratio
-------------------------------------------------- ----------------------------
                      2000                                1.13 to 1.00
-------------------------------------------------- ----------------------------
                      2001                                1.20 to 1.00
-------------------------------------------------- ----------------------------
                      2002                                1.35 to 1.00
-------------------------------------------------- ----------------------------
                      2003                                1.35 to 1.00
-------------------------------------------------- ----------------------------
                      2004                                1.15 to 1.00
-------------------------------------------------- ----------------------------
                      2005                                1.15 to 1.00
-------------------------------------------------- ----------------------------
                      2006                                1.15 to 1.00
-------------------------------------------------- ----------------------------

                  (c) Ratio of Consolidated  Senior Indebtedness to Consolidated
EBITDA. Permit the ratio of (i) Consolidated Senior Indebtedness (less Restricted Cash) to (ii) Consolidated EBITDA, as of the last day of any period of four consecutive fiscal quarters of the Borrower, to be greater than the ratio set forth below for the calendar year in which the last day of such four fiscal quarter period occurs:

-------------------------------------------------- ----------------------------
             Calendar Year Ratio
-------------------------------------------------- ----------------------------
                      2000                                3.00 to 1.00
-------------------------------------------------- ----------------------------
                      2001                                3.00 to 1.00
-------------------------------------------------- ----------------------------
                      2002                                2.85 to 1.00
-------------------------------------------------- ----------------------------
                      2003                                2.50 to 1.00
-------------------------------------------------- ----------------------------
                      2004                                2.25 to 1.00
-------------------------------------------------- ----------------------------
                      2005                                2.00 to 1.00
-------------------------------------------------- ----------------------------
                      2006                                1.75 to 1.00
-------------------------------------------------- ----------------------------

In the event the Borrower issues Qualified Subordinated Indebtedness after the Closing Date, from and after the date of such issuance then each ratio specified above in this subsection 7.1(c) shall be reduced by 0.50.

                  (d) Ratio of Total Debt to Consolidated EBITDA. Permit the ratio of (i) Total Debt (less Restricted Cash) to (ii) Consolidated EBITDA, as of the last day of any period of four consecutive fiscal quarters of the Borrower to be greater than the ratio set forth below for the calendar year in which the last day of such four fiscal quarter period occurs:

-------------------------------------------------- ----------------------------
             Calendar Year Ratio
-------------------------------------------------- ----------------------------
                      2000                                3.75 to 1.00
-------------------------------------------------- ----------------------------
                      2001                                3.50 to 1.00
-------------------------------------------------- ----------------------------
                      2002                                3.25 to 1.00
-------------------------------------------------- ----------------------------
                      2003                                3.00 to 1.00
-------------------------------------------------- ----------------------------
                      2004                                2.50 to 1.00
-------------------------------------------------- ----------------------------
                      2005                                2.25 to 1.00
-------------------------------------------------- ----------------------------
                      2006                                2.00 to 1.00
-------------------------------------------------- ----------------------------

In the event the Borrower issues Qualified Subordinated Indebtedness after the Closing Date, from and after the date of such issuance each ratio specified above in this subsection 7.1(b) shall be increased by 0.50.

                  7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a)      Indebtedness of the Borrower under this Agreement;

                  (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

                  (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Synthetic Lease, a Capital Lease Obligation or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $10,000,000 at any time outstanding, provided that such Indebtedness is incurred simultaneously with such acquisition;

                  (d) Indebtedness of the Borrower under Hedge Agreements incurred in the ordinary course of business and not for speculative purposes that have been approved by the Borrower's board of directors and that have an aggregate notional amount not to at any time exceed, at the time any such Hedge Agreement is entered into (and after giving effect to such Hedge Agreement), the lesser of (i) $50,000,000 and (ii) 50% of the aggregate principal amount of the Extensions of Credit outstanding at such time;

                  (e) Indebtedness  outstanding on the date hereof and listed on
Schedule 5.21 and any refinancings, refundings, renewals or extensions thereof on financial and other terms, in the reasonable judgment of the Required Lenders, no more onerous to the Borrower or any of its Subsidiaries than the financial and other terms of such Indebtedness; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension;

                  (f)      Guarantee Obligations permitted under Section 7.4;

                  (g) Indebtedness of a Person which becomes a Subsidiary after the date hereof in accordance with Section 7.17, provided that (i) such indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation by the Borrower no Default or Event of Default shall have occurred and be continuing;

                  (h)  unsecured  Subordinated   Indebtedness  in  an  aggregate
principal amount not to exceed $200,000,000 at any one time outstanding;

                  (i) Indebtedness of the Borrower or any Subsidiary with respect to (x) split-dollar life insurance policies permitted by subsection 7.8(i) (it being agreed that split dollar insurance premium funding obligations incurred after the Closing Date shall be subordinated to the Obligations in accordance with Schedule 1.1(d)-1) and (y) Program Loans permitted by subsection 7.8(j);

                  (j) unsecured Indebtedness of the Borrower which constitutes Deferred Purchase Price (not otherwise permitted by the preceding clauses of this Section 7.2) in an aggregate principal amount not to exceed $10,000,000 at any time outstanding; and

                  (k) additional unsecured Indebtedness of the Borrower and its Subsidiaries not otherwise permitted by the preceding clauses of this Section
7.2 not exceeding $1,000,000 in aggregate principal amount at any one time outstanding.

                  7.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, landlords', mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business securing amounts which are not overdue for a period of more than sixty days or which are being contested in good faith by appropriate proceedings diligently conducted;

                  (c) pledges, deposits or other Liens in connection with workers' compensation, unemployment insurance and other social security benefits, including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (d) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), obligations for utilities, leases, statutory obligations (except pursuant to ERISA and Environmental Laws), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, zoning restrictions, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

                  (f) Liens in existence on the date hereof listed on Schedule 7.3, securing Indebtedness permitted by subsection 7.2(e), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                  (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;

                  (h) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 7.2(g), provided that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary and (iii) the amount of Indebtedness secured thereby is not increased; and

                  (i)      Liens created pursuant to the Security Documents.

                  7.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed $1,000,000 at any one time outstanding;

                  (b) Guarantee Obligations with respect to Hedge Agreements permitted by subsection 7.2(d);

                  (c) Guarantee Obligations incurred in the ordinary course of business by the Borrower with respect to obligations of its Subsidiaries, provided that such obligations of the Subsidiaries are otherwise permitted under this Agreement;

                  (d)      the Guarantees; and

                  (e) Guarantee Obligations by Subsidiaries with respect to Indebtedness permitted by subsection 7.2(k).

                  7.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                  (a) any Subsidiary may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity) or with or into a Wholly Owned Subsidiary (provided that (i) a Wholly Owned Subsidiary shall be the continuing or surviving entity and (ii) the surviving entity must be a Guarantor and a Grantor (as such term is defined in the Guarantee and Collateral Agreement);

                  (b) the Borrower may merge with and into any other Person to effect a Permitted Physician Transaction or Permitted Ancillary Acquisition so long as the surviving entity is the Borrower;

                  (c) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Wholly Owned Subsidiary, provided that if the Subsidiary whose assets are sold, leased, transferred or otherwise disposed of is a Guarantor, any Subsidiary to which such assets are sold, leased, transferred or otherwise disposed of must also be a Guarantor; and

                  (d) any Subsidiary may be merged with any other Person to effect a Permitted Physician Transaction or Permitted Ancillary Acquisition (provided that the surviving entity is (i) a Subsidiary, and (ii) a Guarantor and a Grantor (as such term is defined in the Guarantee and Collateral Agreement).

                  7.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any Wholly Owned Subsidiary of the Borrower, except:

                  (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business, provided that if the net cash proceeds from any transaction or series of related transactions exceed $500,000, then the Borrower shall immediately repay the Loans by the amount of the excess;

                  (b) the sale or other disposition of any property (other than Receivables or property of the type described in clauses (a) and (c) of this
Section 7.6) in the ordinary course of business, provided that the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed 5% of consolidated tangible assets (exclusive of amounts owed by the Star Program SPV to the Borrower and its Subsidiaries) of the Borrower and its Subsidiaries as at the beginning of such twelve-month period;

                  (c) the sale of inventory in the ordinary course of business;

                  (d)  the  sale  or  discount   without  recourse  of  accounts
receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

                  (e)      as permitted by subsection 7.5(c).

                  7.7 Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in Capital Stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, except:

                  (a) any Subsidiary may declare and pay dividends to the Borrower or a Wholly Owned Subsidiary;

                  (b) the Borrower may repurchase, redeem or otherwise acquire or retire for value any Capital Stock of the Borrower held by employees of the Borrower or any of its Subsidiaries pursuant to any employee equity subscription agreement, stock option agreement or stock ownership arrangement, provided that
(i) the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock during any fiscal year of the Borrower shall not exceed $1,000,000 and (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom;

                  (c) the redemption or repurchase by the Borrower of its common stock, provided that (i) any common stock so redeemed or repurchased must be held by the Borrower as treasury stock or reissued as a portion of the consideration for Permitted Physician Transactions, (ii) any such stock held in treasury may not be canceled, (iii) the aggregate amount paid for the redemption or repurchase of any such stock held in treasury by the Borrower at any particular time shall not exceed $3,000,000 (plus up to an additional $500,000 with respect to Kings Daughters Clinic and Primergy under agreements existing on the Closing Date), and (iv) no common stock of the Borrower may be redeemed or repurchased if a Default or Event of Default shall have occurred and be continuing or would result therefrom;

                  (d) the Borrower may pay cash dividends on the Preferred Stock at the rate of six percent per annum, provided that no Default or Event of Default shall have occurred and be continuing at the time of payment or would result therefrom; and

                  (e) the issuance by the Borrower of Preferred Stock in accordance with the Securities Purchase Agreement and the Warrant Agreement.

                  7.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any other Person (each, an "Investment"), except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b)      Investments in cash and Cash Equivalents;

                  (c) Permitted Physician Transactions and Permitted Ancillary Acquisitions;

                  (d) Investments  existing on the Closing Date and described on
Schedule 5.26, setting forth the respective amounts of such Investments as of the Closing Date;

                  (e) loans and advances to officers, directors or employees of the Borrower or its Subsidiaries in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $2,500,000 at any one time outstanding, provided that (i) all such loans and advances shall be evidenced by recourse promissory notes, (ii) such promissory notes shall not contain any restriction on assignment or transfer and (iii) the Agent, for the ratable benefit of itself and the other Lenders, shall hold a perfected, first priority security interest in all such promissory notes and related security pursuant to the Security Documents;

                  (f) loans and advances to physicians in connection with the recruitment or retention of such physicians by Affiliated Providers, provided that (i) the aggregate principal amount of all such loans and advances at any time outstanding shall not exceed an amount equal to $17,300,000, (ii) the aggregate loans and advances to any physician shall not exceed $300,000, (iii) no loan or advance shall have a maturity greater than three years, (iv) all such loans and advances shall be evidenced by recourse promissory notes, (v) such promissory notes shall not contain any restriction on assignment or transfer and
(vi) the Agent, for the ratable benefit of itself and the other Lenders, shall hold a perfected, first priority security interest in all such promissory notes and related security pursuant to the Security Documents;

                  (g) Investments by the Borrower in its Subsidiaries and investments by such Subsidiaries in the Borrower and in other Subsidiaries;

                  (h) Investments of the Borrower and its Subsidiaries under the Hedge Agreements permitted by subsection 7.2(d);

                  (i) advances of premiums under split-dollar life insurance policies, provided that (i) the owner of each such policy is a physician employed by an Affiliated Provider, (ii) such split-dollar life insurance policy was purchased as partial consideration for the employment of the physician by an Affiliated Provider in connection with a Physician Transaction involving such Affiliated Provider, and (iii) the insurance policy has been assigned to the Borrower or a Subsidiary to secure premium advances on such policy by the Borrower or such Subsidiary and reassigned to the Agent, for the ratable benefit of itself and the Lenders, pursuant to the Security Documents;

                  (j) Program Loans by the Borrower and its Subsidiaries to Affiliated Providers pursuant to Service Agreements, provided that (i) each Program Loan shall be evidenced by a recourse promissory note, (ii) each such promissory note shall not contain any restriction on assignment or transfer and
(iii) the Agent shall hold a perfected, first priority security interest in all Program Loans and all security therefor, for the ratable benefit of itself and the Lenders, pursuant to the Security Documents;

                  (k) other Investments in an aggregate amount not to exceed $1,000,000 at any one time outstanding; and

                  (l) Investments constituting advances by the Borrower or a Subsidiary to the Star Program SPV to fund the purchase of split dollar life insurance policies for physicians participating in the Star Program, provided that such advances shall not exceed an amount equal to the net after tax additional fees paid in cash by the Affiliated Providers pursuant to the Service Agreements to the Borrower and its Subsidiaries to fund such advances.

                  7.9 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment of principal of or any redemption, purchase or defeasance of any Indebtedness (other than the Loans and Reimbursement Obligations), (b) make any payment of principal of or interest on or any other amount with respect to any Subordinated Indebtedness if any Default or Event of Default shall have occurred and be continuing, or would result therefrom, (c) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to any Subordinated Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon) or (d) amend the subordination provisions contained in the Subordinated Indebtedness Documentation.

                  7.10 Limitation on Capital Expenditures. Make or commit to make a Capital Expenditure, except Capital Expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries during any fiscal year of the Borrower, an amount in excess of (a) 5% of consolidated tangible assets (excluding amounts owed by the Star Program SPV to the Borrower and its Subsidiaries) of the Borrower and its Subsidiaries on the last day of the immediately preceding fiscal year or (b) such greater amount as may be approved for such fiscal year by the Required Lenders pursuant to a request by the Borrower under subsection 6.2(c)(ii); provided, however, that in addition to the Capital Expenditures permitted by clauses (a) and (b) above (which may be used for information technology investments), the Borrower and its Subsidiaries may make Capital Expenditures for investments in information technology in an additional aggregate amount not to at any time exceed $5,000,000 during the term of this Agreement.

                  7.11 Limitation on Transactions with Affiliates. Except with respect to the transactions specified in the Transaction Documents, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                  7.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary, except the sale and leaseback of equipment in the ordinary course of business where the Borrower or a Subsidiary (a) transfers to such Person its right to purchase such equipment within ninety days after the Borrower or such Subsidiary has entered into an agreement to purchase such equipment and (b) leases the equipment from such Person.

                  7.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

                  7.14 Limitation on Negative Pledges. Enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except pursuant to
(a) this Agreement and other Loan Documents, (b) any document or instrument governing Indebtedness incurred pursuant to subsection 7.2(c) or 7.2(g), provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith, or (c) the terms of Indebtedness permitted pursuant to subsection 7.2(k).

                  7.15 Limitation on Restricted Actions. Enter into or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock, (b) pay any Indebtedness or other obligation owed to the Borrower or any other Subsidiary, (c) make loans or advances to the Borrower or any other Subsidiary, (d) sell, lease or transfer any of its properties or assets to the Borrower or any other Subsidiary or (e) act as a Guarantor under the Loan Documents, except for such encumbrances or restrictions that exist in
(i) the Loan Documents, and (ii) the terms of Indebtedness incurred pursuant to subsection 7.2(k).

                  7.16 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary or joint venture or similar arrangement, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are directly related thereto.

                  7.17 Limitations on Acquisitions. Acquire by purchase or otherwise all or a substantial part of the business or assets of, or Capital Stock or other evidences of beneficial ownership of, or any line of business or division of, any Person, or enter into any Physician Transaction or make any Acquisition, other than Permitted Physician Transactions and Permitted Ancillary Acquisitions.

                  7.18 Health Care Permits and Approvals. Engage, or permit any Affiliated Provider to engage, in any activity that (a) is or could reasonably be expected to result in a default under or violation of any Health Care Permit necessary for the lawful conduct of the business or operations of the Borrower, any Subsidiary or any Affiliated Provider or (b) could reasonably be expected to cause the loss by the Borrower, any Subsidiary or any Affiliated Provider of the right to participate in, and receive payment under, any Governmental Program with which it has contracted or in which it has elected to participate, or to receive reimbursement from private and commercial payors and health maintenance organizations, except where the loss of such Health Care Permit(s) or right(s) to participate in or receive payments under such Governmental Programs or from such payors or organizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  7.19 Fraud and Abuse. Engage, or permit any Affiliated Provider or any of the shareholders, officers, directors or employees of the Borrower, any Subsidiary or any Affiliated Provider to engage, in any activities that are prohibited under the Federal False Claims Act (31 U.S.C. ss.ss. 3729 -
3733), 42 U.S.C. ss. 1395 nn, 18 U.S.C. 1347 or the federal fraud and abuse laws (42 U.S.C. ss.ss. 1320a - 7a or 1320a - 7b), or the regulations promulgated pursuant to such statutes or similar state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited to, the following: (a) knowingly presenting or causing to be presented a false claim for payment, (b) knowingly making or using a false record in order to receive payment for a claim, (c) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment, (d) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment, (e) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently, (f) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (i) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other third party payors or (ii) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by any Governmental Program or other third party payors or (g) referring a patient for "designated health services" to a Person with which the referring physician has a financial relationship, except for such instances of prohibited activities that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Borrower nor any Subsidiary or Affiliated Provider, nor any of their respective officers, directors or employees shall take any action or omit to take any action that will have the effect of excluding the Borrower, any Subsidiary or any Affiliated Provider from contracting with or participating in any Governmental Program.

         7.20 Limitation on Modification of Other Agreements. (a) Modify, terminate, amend, supplement or waiver or permit any modification, termination, amendment, supplement or waiver of (i) any Material Contract (other than the Transaction Documents), (ii) the certificate of incorporation or bylaws (or analogous constitutional documents) of the Borrower of any Subsidiary (other than pursuant to the Certificates of Designation) or (iii) any Health Care Permit, if any of the same, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) modify or amend any of the Transaction Documents in any manner that would be disadvantageous to the Lenders.

         7.21 Accounting for Assignments of Receivables. Prepare any financial statements, tax returns or schedules which shall account for the assignment of any Receivable by an Affiliated Provider to the Borrower or any Subsidiary pursuant to a Service Agreement or otherwise in any manner other than as a true sale thereof, or in any other respect account for or treat any such assignment in any manner other than as a true sale of such Receivable by the Affiliated Provider to the Borrower or a Subsidiary.


                                            SECTION 8.  EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder, within three days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Sections 6.1, 6.2, or 7; or

                  (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 8), and such default shall continue unremedied for a period of thirty days; or

                  (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans or Reimbursement Obligations) or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; provided, however, that no Default or Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $5,000,000; or

                  (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, involve an aggregate amount in excess of $5,000,000; or

                  (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty days from the entry thereof; or

                  (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be perfected or enforceable and of the same effect as to perfection and priority purported to be created thereby; or

                  (j) Any Loan Document (other than any of the Security Documents) shall cease, for any reason, to be in full force and effect or any Loan Party shall so assert; or

                  (k) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), excluding the Initial Investors and their Affiliates, (A) shall have acquired beneficial ownership of 30% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors or other managers of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors, or
(ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of the Borrower on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors, or (iii) the occurrence of a Change of Control (as such term is defined in the Subordinated Notes or any other Subordinated Indebtedness Documentation); or

                  (l) Any Service Agreement(s), with respect to which more than 10% of the management fee revenue of the Borrower and its Subsidiaries for the immediately preceding fiscal year was attributable, shall be (i) determined to be illegal or invalid or not binding on one or more parties thereto by any arbitrator or Governmental Authority and such Service Agreement(s) shall not have been amended, modified or restated within sixty days after such determination in a manner that corrects such illegality, invalidity or nonbinding effect, or (ii) terminated or repudiated by any party thereto, except pursuant to a termination permitted by the relevant Service Agreement(s) where the relevant Affiliated Provider(s) repurchase for cash in accordance with the terms of such Service Agreement(s) all assets sold by such Affiliated Provider(s) to the Borrower or any Subsidiary for an amount equal to the repurchase price specified in the relevant Service Agreement(s); or

                  (m) Any Service Agreement shall for any reason cease to evidence the true and absolute assignment and transfer by an Affiliated Provider to the Borrower or any Subsidiary (or any of their respective assignees or transferees) of the full legal and equitable title to, and ownership of, each Receivable assigned thereunder; or

                  (n) Any change shall occur in any Requirement of Law or in Governmental Program reimbursement rates or payment methodologies that could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments (including, without limitation, the obligation of the Issuing Lender to issue Letters of Credit) shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated (including, without limitation, the obligation of the Issuing Lender to issue Letters of Credit) forthwith, whereupon the Commitments shall immediately terminate and (ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Agent, for the benefit of the Issuing Lender and the LC Participants, a security interest in such cash collateral to secure the Obligations. The Borrower shall execute and deliver to the Agent, for the account of the Issuing Lender and the LC Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of such security interest in such cash collateral account. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

                  Except as expressly provided above in this Section 8, presentment, demand, protest, notice of acceleration or intent to accelerate, and all other notices and formalities of any kind are hereby expressly waived by the Borrower.


                        SECTION 9.  THE AGENT

                  9.1 Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 9.5 and the first sentence of Section 9.6 shall include its Affiliates and its own and its Affiliates' officers, directors, employees, agents, and advisors): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender, (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder,
(c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or Affiliates, (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document except pursuant to the request of the Required Lenders (but subject to Sections 9.2 and 9.3), and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Issuing Lender shall act on behalf of the Lenders with respect to Letters of Credit issued under this Agreement and the documents associated therewith. It is understood and agreed that the Issuing Lender (x) shall have all of the benefits and immunities (i) provided to the Agent in this Section 9 with respect to acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued under this Agreement and the documents associated therewith as fully as if the term "Agent" as used in this Section 9 included the Issuing Lender with respect to such acts or omissions and (ii) as provided elsewhere in this Agreement and (y) shall have all of the benefits of the provisions of Section 9.5 as fully as if the term "Agent" as used in Section 9.5 included the Issuing Lender.

                  9.2 Reliance by the Agent. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 10.6. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or Requirement of Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

                  9.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Loans or Reimbursement Obligations) unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default or an Event or Default occurs as a result of a failure of the Borrower to pay when due any principal of or interest on the Loans or Reimbursement Obligations, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 9.2) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  9.4 Rights as Lender. With respect to its Commitments and the Loans made by it, Bank of America (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or Affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  9.5 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER, BUT WITHOUT LIMITING THE OBLIGATION OF THE BORROWER TO DO SO) RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE TOTAL CREDIT PERCENTAGES FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT (INCLUDING BY ANY LENDER) IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER ANY LOAN DOCUMENT (INCLUDING ANY OF THE FOREGOING ARISING FROM THE ORDINARY NEGLIGENCE OF THE AGENT); PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY COSTS OR EXPENSES PAYABLE BY THE BORROWER UNDER SECTION 10.5, TO THE EXTENT THAT THE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH COSTS AND EXPENSES BY THE BORROWER. THE AGREEMENTS CONTAINED IN THIS SECTION 9.5 SHALL SURVIVE PAYMENT IN FULL OF THE LOANS AND REIMBURSEMENT OBLIGATIONS AND ALL OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT.

                  9.6 Non-Reliance on the Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Subsidiaries or Affiliates that may come into the possession of the Agent or any of its Affiliates.

                  9.7 Resignation of the Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall continue in effect for its benefit in respect of any actions taken or omitted to by taken by it while it was acting as Agent.

                  9.8 Duties of Arranger. Notwithstanding any other provision contained in this Agreement to the contrary, the Arranger shall have no duties or obligations under this Agreement or any other Loan Document.


                          SECTION 10.  MISCELLANEOUS

                  10.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Borrower, and the other Loan Parties, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of, amending, supplementing, modifying or adding any provisions of or to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (i) reduce the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or any scheduled installment of principal thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby;

                  (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, or release all or substantially all of the Collateral or release any material Guarantor (other than as expressly permitted by this Agreement or any Security Document), in each case without the written consent of all the Lenders;

                  (iii)  amend,  modify or waive any  provision  of this Section
10.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders;

                  (iv) reduce the percentage specified in the definition of the Required Revolving Credit Lenders without the written consent of the Required Revolving Credit Lenders;

                  (v) reduce the percentage specified in the definition of Required Tranche A Term Lenders without the consent of the Required Tranche A Term Lenders;

                  (vi) reduce the percentage specified in the definition of Required Tranche B Term Lenders without the consent of the Required Tranche B Term Lenders;

                  (vii) reduce the percentage specified in the definition of Required Facility Lenders with respect to any Facility without the consent of all Lenders under such Facility;

                  (viii) amend, modify or waive any provision of Section 9 without the written consent of the then Agent;

                  (ix) amend, modify or waive Sections 2.1 through 2.10 without the consent of the Required Revolving Credit Lenders;

                  (x) amend, modify, or waive Section 2.11 without the consent of the Required Tranche A Term Lenders;

                  (xi) amend, modify or waive Sections 2.12 or 2.13 without the written consent of the Required Tranche B Term Lenders;

                  (xii)  amend,  modify or waive  Section  2.4  through  2.10 or
Section 9.1 without the written consent of the Issuing Lender;

                  (xiii) effect any waiver of any condition precedent to the making of any Revolving Credit Loan or the issuance of any Letter of Credit without the written consent of the Required Revolving Credit Lenders, or effect any waiver of any condition precedent to the making of the Tranche A Term Loans without the prior written consent of the Required Tranche A Term Lenders, or effect any waiver of any condition precedent to the making of the Tranche B Term Loan without the prior written consent of the Tranche B Term Lenders;

                  (xiv) amend, modify or waive the provisions of any Letter of Credit or any LC Obligation without the written consent of the Issuing Lender and each affected LC Participant;

                  (xv) amend, modify, or waive any provision of subsection 3.5(d) or Section 3.7 without the consent of the Required Facility Lenders in respect of each Facility adversely affected thereby; or

                  (xvi) except as permitted by Section 2.14, increase the aggregate amount of the Commitments without the consent of all of the Lenders.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the applicable Loan Parties, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, five Business Days after being deposited in the mails, postage prepaid or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Agent, and as set forth in Schedule 1.1(c) in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

         The Borrower:                      ProMedCo Management Company
                                            801 Cherry Street, Suite 1450
                                            Fort Worth, Texas  76102
                                            Attention:  Mr. Robert D. Smith
                                            Facsimile:  (817) 335-8321

         The Agent:                         Bank of America, N.A.
                                            NC1-001-15-04
                                            101 North Tryon Street
                                            Charlotte, North Carolina  28255
                                            Attention:  Agency Services
                                            Facsimile:  (704) 386-9923

         with a copy to:                    Bank of America, N.A.
                                            700 Louisiana St., 8th Floor
                                            Houston, Texas  77002-2700
                                            Attention:  Mr. Lawrence J. Gordon
                                            Facsimile:  (713) 247-6719

provided that any notice, request or demand to or upon the Agent or the Lenders pursuant to Sections 2.2, 2.3, 2.4, 2.13, 3.5, 3.6, 3.7 or 6.2 shall not be effective until received.

                  10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  10.5 PAYMENT OF EXPENSES AND TAXES; INDEMNIFICATION. (a) THE BORROWER AGREES TO PAY ON DEMAND ALL COSTS AND EXPENSES OF THE AGENT IN CONNECTION WITH THE SYNDICATION, PREPARATION, NEGOTIATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AND AMENDMENT OF (AND ANY WAIVER OR CONSENT WITH RESPECT TO) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, AND THE OTHER DOCUMENTS TO BE DELIVERED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF COUNSEL FOR THE AGENT WITH RESPECT THERETO (INCLUDING, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COST OF INTERNAL COUNSEL), THE REASONABLE FEES AND EXPENSES OF OTHER PROFESSIONALS OR ADVISORS RETAINED BY THE AGENT, AND THE REASONABLE FEES AND EXPENSES OF COUNSEL FOR THE AGENT WITH RESPECT TO ADVISING THE AGENT AS TO ITS RIGHTS AND RESPONSIBILITIES UNDER THE LOAN DOCUMENTS. THE BORROWER FURTHER AGREES TO PAY ON DEMAND ALL COSTS AND EXPENSES OF THE AGENT AND THE LENDERS (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND, WITH RESPECT TO THE AGENT AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COST OF INTERNAL COUNSEL) IN CONNECTION WITH ANY DEFAULT OR EVENT OF DEFAULT AND THE ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF THE LOAN DOCUMENTS AND THE OTHER DOCUMENTS TO BE DELIVERED HEREUNDER.

                  (b) THE BORROWER AGREES TO PAY, INDEMNIFY AND HOLD EACH LENDER AND THE AGENT HARMLESS FROM, ANY AND ALL RECORDING AND FILING FEES AND ANY AND ALL LIABILITIES WITH RESPECT TO, OR RESULTING FROM ANY DELAY IN PAYING, STAMP, EXCISE AND OTHER TAXES, IF ANY, WHICH MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF, OR CONSUMMATION OR ADMINISTRATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY, OR ANY AMENDMENT, SUPPLEMENT OR MODIFICATION OF, OR ANY WAIVER OR CONSENT UNDER OR IN RESPECT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SUCH OTHER DOCUMENTS.

                  (c) THE BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS THE AGENT AND EACH LENDER AND EACH OF THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, SETTLEMENT COSTS AND REASONABLE ATTORNEYS' FEES AND EXPENSES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) (I) THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE LOANS (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), OR (II) THE ACTUAL OR ALLEGED PRESENCE OF MATERIALS OF ENVIRONMENTAL CONCERN ON ANY PROPERTY NOW OR HEREAFTER OWNED OR LEASED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SUBSECTION 10.5(C) APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY THE BORROWER, ITS DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. THE BORROWER AGREES NOT TO ASSERT ANY CLAIM AGAINST THE AGENT, ANY LENDER, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE LOANS.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 10.5 shall survive the termination of the Commitments and payment in full of the Loans and all other Obligations payable under this Agreement.

                  10.6 Successors and Assigns;  Participations  and Assignments.
(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment(s), the Loans and Reimbursement Obligations owing to it and the Notes held by it); provided, however, that

                           (i) each such assignment shall be to an Eligible Assignee;

                           (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

                           (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under one or more of the Facilities; and

                           (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance, together with any Notes subject to such assignment and a processing fee of $3,500.

Upon execution, delivery and acceptance of such Assignment and Acceptance and payment to the Agent of the processing fee specified above, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section 10.6, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with subsection 3.14(d).

                  (c) The Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (e) Each Lender may sell participations to one or more Persons (each, a "Participant") in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Commitments or the Loans or Reimbursement Obligations held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.9, 3.13 and 3.14 and the right of set-off contained in Section 10.7 and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans or Reimbursement Obligations owing to it and the Note(s) held by it in which participations have been sold and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans, Reimbursement Obligations or Note(s), extending any scheduled principal payment date or date fixed for the payment of interest on such Loans, Reimbursement Obligations or Note(s) or extending its Commitments in which the participation has been sold).

                  (f) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and Reimbursement Obligations and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (g) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and Participants), subject, however, to the provisions of Section 10.15.

                  10.7 Adjustments; Set-off. (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Obligations and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  (b) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or Lenders under a particular Facility, if any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 10.7 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

                  10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrower and the Agent.

                  10.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.10 ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  10.11 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Texas without regard to the principles of conflicts of laws thereof.

                  10.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Texas, the courts of the United States of America for the Northern District of Texas, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Agent shall have been notified pursuant thereto; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  10.13 Acknowledgments. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

                  10.14 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  10.15 Confidentiality. The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Requirement of Law, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party,
(h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document and (i) subject to provisions substantially similar to those contained in this Section 10.15, to any actual or proposed Participant or assignee.

                  10.16 Interest and Charges. (a) It is not the intention of any parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, no Lender shall ever be entitled to charge, receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Rate. If any Lender ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower.

                  (b) The Borrower agrees that Chapter 346 of the Texas Finance Code Annotated (which regulates certain revolving credit accounts) shall not govern or in any manner apply to this Agreement or any of the Obligations.

                  (c) If at any time the interest rate (the "Contract Rate") for any obligation of the Borrower under the Loan Documents shall exceed the Highest Lawful Rate, thereby causing the interest accruing on such obligation to be limited to the Highest Lawful Rate, then any subsequent reduction in the Contract Rate for such obligation shall not reduce the rate of interest on such obligation below the Highest Lawful Rate until the aggregate amount of interest accrued on such obligation equals the aggregate amount of interest which would have accrued on such obligation if the Contract Rate for such obligation had at all times been in effect.

                  10.17 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Borrower having the effect of releasing any Collateral or Guarantee (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1, (ii) to the extent that the Collateral or Guarantee in question has a value of less than $1,000,000 as determined by the Agent, or (iii) under the circumstances described in paragraph (b) below.

                  (b) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.


                                         [SIGNATURE PAGES FOLLOW THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                BORROWER:
                --------

                PROMEDCO MANAGEMENT COMPANY


                By:
                   -----------------------------------------------------------
                Name:
                     ---------------------------------------------------------
                Title:
                      --------------------------------------------------------

                ARRANGER:
                --------

                BANC OF AMERICA SECURITIES LLC


                By:
                   -----------------------------------------------------------
                Name:
                     ---------------------------------------------------------
                Title:
                      --------------------------------------------------------

                LENDERS:
                -------

                BANK OF AMERICA, N.A.
                  as the Agent, the Issuing Lender and as a Lender


                By:
                   -----------------------------------------------------------
                Name:
                     ---------------------------------------------------------
                Title:
                      --------------------------------------------------------

                AMSOUTH BANK


                By:
                   -----------------------------------------------------------
                Name:
                     ---------------------------------------------------------
                Title:
                      --------------------------------------------------------

                BANK ONE, N.A.
                (formerly known as The First National Bank of Chicago)


                By:
                   -----------------------------------------------------------
                Name:
                    ---------------------------------------------------------
                Title:
                     --------------------------------------------------------

                COOPERATIEVE CENTRALE RAIFFEISEN-
                BOERENLEENBANK B.A., "RABOBANK
                INTERNATIONAL", NEW YORK BRANCH



                By:
                   -----------------------------------------------------------
                Name:
                    ---------------------------------------------------------
                Title:
                     --------------------------------------------------------

                U.S. BANK NATIONAL ASSOCIATION



                By:
                   -----------------------------------------------------------
                Name:
                    ---------------------------------------------------------
                Title:
                     --------------------------------------------------------

                                       S-8
DL:  1104629v12


                            FLEET CAPITAL CORPORATION



                By:
                   -----------------------------------------------------------
                Name:
                    ---------------------------------------------------------
                Title:
                     --------------------------------------------------------

                             GE CAPITAL CORPORATION



                By:
                   -----------------------------------------------------------
                Name:
                    ---------------------------------------------------------
                Title:
                     --------------------------------------------------------

                                       A-1
                                                                        ANNEX A

PRICING GRID FOR REVOLVING CREDIT LOANS, TRANCHE A TERM LOANS AND COMMITMENT
FEES

                  The term "Applicable Margin" means, for purposes of calculating the applicable interest rate for any day for Eurodollar Loans and Base Rate Loans that are Revolving Credit Loans or Tranche A Term Loans and the applicable rate for the Commitment Fee for any day for purposes of subsection 3.2(a), the appropriate applicable percentage set forth below corresponding to the Leverage Ratio as of the most recent Calculation Date:

    ------------ ----------------------- ----------------------- ----------------------- -----------------------
                   Applicable Margin For Applicable Margin For
                        Revolving Credit Revolving Credit
      Pricing                             Loans, and Tranche A    Loans, and Tranche A   Applicable Margin For
       Level            Leverage               Term Loans              Term Loans         Commitment Fees For
                          Ratio                 that are                that are            Revolving Credit
                                            Eurodollar Loans        Base Rate Loans           Commitments
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
         I       < 1.000 to 1.000                2.500%                  1.000%                  .375%
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
        II       =>1.000 to 1.000 but            2.625%                  1.125%                  .500%
                 < 2.000 to 1.000
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
        III      =>2.000 to 1.000 but            3.000%                  1.500%                  .500%
                 < 2.750 to 1.000
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
        IV       =>2.750 to 1.000 but            3.500%                  2.000%                  .500%
                 < 3.250 to 1.000
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
         V       =>3.250 to 1.000 but            4.000%                  2.500%                  .750%
                 < 3.750 to 1.000
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
        VI       => 3.750 to 1.000 but           4.500%                  3.000%                  .750%
                 < 4.000 to 1.000
    ------------ ----------------------- ----------------------- ----------------------- -----------------------
        VII      => 4.000 to 1.000               5.000%                  3.500%                  .750%
    ------------ ----------------------- ----------------------- ----------------------- -----------------------

         Each Applicable Margin shall be determined and adjusted quarterly on each Calculation Date occurring after the date hereof on the basis of the financial statements delivered by the Borrower pursuant to subsection 6.1(a) or 6.1(b), as applicable, and the Compliance Certificate delivered by the Borrower pursuant to subsection 6.2(b); provided, however, that (a) from the Closing Date to but excluding the first Calculation Date following June 30, 2000, the Applicable Margin shall be determined in accordance with the grid above on the basis of the financial statements then most recently delivered by the Borrower pursuant to Section 6.1(b) of the Existing Credit Agreement, (b) from and including the first Calculation Date following June 30, 2000, each Applicable Margin shall be based on the Pricing Level (as shown above) corresponding to the Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Borrower preceding the applicable Calculation Date, (c) if the Borrower fails to deliver to the Agent and the Lenders such financial statements and Compliance Certificate for the most recently ended fiscal quarter or year of the Borrower preceding the applicable Calculation Date, each Applicable Margin from such Calculation Date shall be based on Pricing Level VII (as shown above) until the date such financial statements and Compliance Certificate are delivered to the Agent and the Lenders, after which each Applicable Margin shall be based on the Pricing Level (as shown above) corresponding to the Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Borrower preceding such Calculation Date, and (d) if and for so long as any Default or Event of Default shall have occurred and be continuing, each Applicable Margin shall be based on Pricing Level VII (as shown above). Each Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margins shall be applicable to all Revolving Credit Loans and Tranche A Term Loans then existing or subsequently made.